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                                                                    EXHIBIT 10.2

                                                                    CONFIDENTIAL



                            STOCK PURCHASE AGREEMENT


                                  by and among


                              RAKEPOLL FINANCE N.V.

                               BIO-RAKEPOLL N.V.,


                                BIOTECHNA U.A.B.,

                             GATIO INVESTMENTS B.V.,

                                       and

                                   SICOR INC.



                                  July 24, 2001

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                                TABLE OF CONTENTS
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ARTICLE 1 PURCHASE AND SALE OF STOCK OF GATIO....................................................................1
         1.1      Purchase and Sale..............................................................................1
         1.2      Closing........................................................................................1
         1.3      Purchase Price.................................................................................1
         1.4      Payment of Purchase Price......................................................................1
         1.5      Payment of Sales or Other Taxes................................................................2
         1.6      Effect of Transaction..........................................................................2
                  (a)      Directors and Officers of the Subsidiaries............................................2

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF SELLER...............................................................2
         2.1      Organization, Good Standing, Qualification and Capitalization..................................2
         2.2      Obligations With Respect to Capital Stock......................................................3
         2.3      Valid Issuance of Stock of Subsidiaries........................................................3
         2.4      Authority; No Conflicts........................................................................4
                  (a)      Authority.............................................................................4
                  (b)      Third Parties Consents................................................................4
                  (c)      Governmental Entities Approvals.......................................................4
         2.5      Financial Statements; No Undisclosed Liabilities...............................................4
         2.6      Insurance......................................................................................5
         2.7      Absence of Changes.............................................................................5
         2.8      Properties.....................................................................................7
         2.9      Taxes.........................................................................................10
         2.10     Employees.....................................................................................11
         2.11     Compliance with Law...........................................................................11
         2.12     Litigation....................................................................................12
         2.13     Contracts.....................................................................................12
         2.14     No Default....................................................................................13
         2.15     Compliance with Other Instruments.............................................................13
         2.16     Proprietary Rights............................................................................14
         2.17     Bank Accounts and Special Deposits............................................................15
         2.18     Brokers or Finders............................................................................15
         2.19     Related Parties...............................................................................15
         2.20     Books and Records.............................................................................16
         2.21     Environmental.................................................................................16
         2.22     Voting Arrangements...........................................................................17
         2.23     Full Disclosure...............................................................................17
         2.24     Certain Payments..............................................................................17
         2.25     Title.........................................................................................18

ARTICLE 3 FURTHER REPRESENTATIONS AND WARRANTIES OF SELLER......................................................18
         3.1      Purchase Entirely for Own Account.............................................................18
         3.2      Disclosure of Information.....................................................................18
         3.3      Investment Experience.........................................................................18

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         3.4      Foreign Investor..............................................................................18
         3.5      Restricted Securities.........................................................................19
         3.6      Further Limitations on Disposition............................................................19
         3.7      Legends.......................................................................................20
         3.8      Directed Selling Efforts......................................................................20

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER...........................................................21
         4.1      Authority; No Conflicts.......................................................................21
                  (a)      Authority............................................................................21
                  (b)      Third Parties Consents...............................................................21
                  (c)      Governmental Entities Approvals......................................................21
         4.2      Organization, Good Standing and Qualification.................................................22
         4.3      Brokers and Finders...........................................................................22
         4.4      Valid Issuance of Common Stock................................................................22
         4.5      Governmental Consents.........................................................................22
         4.6      Conflicts.....................................................................................22
         4.7      SEC Documents; Material Contracts.............................................................22

ARTICLE 5 COVENANTS RELATING TO CONDUCT OF BUSINESS.............................................................23
         5.1      Ordinary Course...............................................................................23
         5.2      No Other Bids.................................................................................23
         5.3      No Acquisitions...............................................................................23
         5.4      No Dispositions...............................................................................24
         5.5      Indebtedness..................................................................................24
         5.6      Benefit Plans, Etc............................................................................24
         5.7      Other Actions.................................................................................24
         5.8      Advice of Changes; Government Filings.........................................................24
         5.9      Accounting Methods............................................................................24
         5.10     Dividends.....................................................................................24
         5.11     Liabilities...................................................................................24
         5.12     Contracts.....................................................................................24

ARTICLE 6 ADDITIONAL AGREEMENTS.................................................................................25
         6.1      Access and Information........................................................................25
         6.2      Notice of Changes.............................................................................25
         6.3      Certain Defaults..............................................................................25
         6.4      Consents......................................................................................25
         6.5      Notice of Breach..............................................................................25
         6.6      Expenses......................................................................................25
         6.7      Public Disclosure.............................................................................26
         6.8      Section 338...................................................................................26
         6.9      Registration on Form S-3......................................................................26
                  (a)      Filing of Registration Statement.....................................................26
                  (b)      Registration Expenses................................................................26
                  (c)      Additional Company Obligations.......................................................26
         6.10     Indemnification and Contribution..............................................................27
                  (a)      Indemnification by Purchaser.........................................................27

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                  (b)      Indemnification by Holder............................................................27
                  (c)      Indemnification Procedures...........................................................28
                  (d)      Contribution in Lieu of Indemnity....................................................28
                  (e)      Controlling Persons Indemnified......................................................29
         6.11     Transfer of Registration Rights...............................................................29
         6.12     Reports Under the Exchange Act................................................................29
         6.13     Equity Compensation...........................................................................29
         6.14     Biopharma Ltd. Obligations....................................................................29

ARTICLE 7 CONDITIONS PRECEDENT TO THE CLOSING...................................................................30
         7.1      Conditions to Each Party's Obligation to Effect the Transaction...............................30
                  (a)      Government Approvals.................................................................30
                  (b)      Legal Action.........................................................................30
                  (c)      Statutes 30
                  (d)      Management Intact....................................................................30
                  (e)      Board of Director and Stockholder Approval...........................................30
         7.2      Conditions to Obligations of Seller...........................................................31
                  (a)      Representations and Warranties.......................................................31
                  (b)      Performance of Obligations of Purchaser..............................................31
                  (c)      Proceedings and Documents............................................................31
                  (d)      Banking Undertaking..................................................................31
         7.3      Conditions to Obligations of Purchaser........................................................31
                  (a)      Delivery by Seller...................................................................31
                  (b)      Representations and Warranties.......................................................31
                  (c)      Performance of Obligations of Seller and the Subsidiaries............................31
                  (d)      Opinions of Counsel to Seller and Counsel to each Subsidiary.........................32
                  (e)      No Material Adverse Change...........................................................32
                  (f)      Change in Laws or Regulations........................................................32
                  (g)      Due Diligence........................................................................32
                  (h)      Qualifications.......................................................................32
                  (i)      Third-Party Approvals................................................................32
                  (j)      Employees............................................................................32
                  (k)      Proceedings and Documents............................................................33
                  (l)      Antitrust Filings....................................................................33
                  (m)      Director Resignations................................................................33
                  (n)      Biofa AB Obligations.................................................................33
                  (o)      Common Stock Restriction Agreement...................................................33
                  (p)      Employment Agreement Amendments......................................................33

ARTICLE 8 INDEMNIFICATION; SURVIVAL OF REPRESENTATIONS AND WARRANTIES...........................................33
         8.1      Indemnification by Seller.....................................................................33
         8.2      Procedure for Indemnification.................................................................34
                  (a)      Escrow Fund and Indemnification......................................................34
                  (b)      Escrow Period........................................................................34
                  (c)      Claims Upon Escrow Fund..............................................................35
                  (d)      Objections to Claims.................................................................35

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                  (e)      Resolution of Conflicts..............................................................35
                  (f)      Third-Party Claims...................................................................36
         8.3      Survival of Representations and Warranties of Seller..........................................36
         8.4      Release of the Escrow Fund....................................................................36
         8.5      Exclusions and Limitations....................................................................37
         8.6      Release of the Escrow Fund....................................................................37
         8.7      Liability of Purchaser........................................................................37

ARTICLE 9 TERMINATION, AMENDMENT AND WAIVER.....................................................................38
         9.1      Termination...................................................................................38
         9.2      Effect of Termination.........................................................................38
         9.3      Amendment.....................................................................................38
         9.4      Extension; Waiver.............................................................................38

ARTICLE 10 CONFIDENTIALITY......................................................................................38

ARTICLE 11 MISCELLANEOUS PROVISIONS.............................................................................39
         11.1     Schedule Updates..............................................................................39
         11.2     Successors and Assigns........................................................................39
         11.3     Entire Agreement..............................................................................39
         11.4     Governing Law and Dispute Resolution..........................................................39
                  (a)      Governing Law........................................................................39
                  (b)      Arbitration..........................................................................40
         11.5     Notices.......................................................................................41
                  (a)      If to Purchaser to...................................................................41
                  (b)      If to Seller.........................................................................41
                  (c)      If to Biotechna U.A.B................................................................42
                  (d)      If to Gatio Investments B.V..........................................................42
                  (e)      If to Rakepoll Finance N.V...........................................................43
         11.6     English Language..............................................................................43
         11.7     Cooperation...................................................................................43
         11.8     Interpretation................................................................................43
         11.9     Delays or Omissions...........................................................................44
         11.10    Counterparts..................................................................................44
         11.11    Severability..................................................................................44

ARTICLE 12 DEFINITIONS..........................................................................................44
         12.1     Terms Defined in This Agreement...............................................................44
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                            STOCK PURCHASE AGREEMENT


      This STOCK PURCHASE AGREEMENT dated as of July 24, 2001, including all Exhibits and Schedules attached hereto, (the "Agreement") by and among SICOR Inc., a corporation organized under the laws of the state of Delaware ("Purchaser"), Bio-Rakepoll N.V., a corporation organized under the laws of The Netherlands Antilles ("Seller"), Biotechna U.A.B., a corporation organized under the laws of the Republic of Lithuania ("Biotechna"), Gatio Investments B.V., a corporation organized under the laws of The Netherlands ("Gatio"), and Rakepoll Finance N.V. a corporation organized under the laws of The Netherlands Antilles ("Rakepoll Finance").

      NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

                                   ARTICLE 1

                          PURCHASE AND SALE OF STOCK OF
                                      GATIO

      1.1 PURCHASE AND SALE. Subject to the terms and conditions and upon satisfaction of the conditions contained in this Agreement, on the Closing Date (as such term is hereinafter defined), Seller shall sell to Purchaser, and Purchaser shall purchase and acquire from Seller, all of the outstanding capital stock and equity interests of Gatio free and clear of any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or any restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership (each, an "Encumbrance") (the "Transaction"). All of the outstanding shares of capital stock and equity interests of Gatio shall hereinafter be referred to as the "Gatio Shares."

      1.2 CLOSING. The closing of the Transaction (the "Closing") shall be held at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, CA 94105, on or about July 24, 2001, or at such other time and place as Purchaser and Seller may agree upon in writing (the "Closing Date"). At the Closing, Seller shall deliver, do and execute any other actions and documents necessary to deliver and transfer to Purchaser, all of the certificates and other documents representing the Gatio Shares against payment of the Purchase Price in accordance with Sections 1.3, 1.4 and 1.5 below.

      1.3 PURCHASE PRICE. The purchase price (the "Purchase Price") for the Gatio Shares shall be 1,500,000 shares of the Common Stock of Purchaser (such shares hereinafter referred to as "SICOR Common Stock") and US$10,000.

      1.4   PAYMENT OF PURCHASE PRICE.

      (a) Subject to all the terms and conditions of this Agreement, at the Closing Purchaser shall deliver, do and execute any other actions and documents necessary to deliver and transfer to Seller, or such designee or designees that Seller may designate, an aggregate amount

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equal to 90% of the Purchase Price by transferring to Seller, or to such designee as Seller may designate, certificates representing an aggregate of 1,350,000 shares of SICOR Common Stock.

      (b) At the Closing, Purchaser shall deposit the remaining 10% of the Purchase Price by delivering to U.S. Bank (the "Escrow Agent") an aggregate of 150,000 shares of SICOR Common Stock (the "Escrow Shares"), such deposit to constitute an escrow fund (the "Escrow Fund") to be governed by the terms set forth herein and in the Escrow Agreement substantially in the form of Schedule 1.4(b) attached hereto (the "Escrow Agreement"). The remaining amount of 10% of the Purchase Price shall be paid by the Escrow Agent to Seller in accordance with Section 8.2 below and the Escrow Agreement.

      1.5 PAYMENT OF SALES OR OTHER TAXES. Any sales taxes, transfer taxes, duties, charges, withholding obligations and other governmental obligations that may be payable as a result of the execution of this Agreement or the consummation of the Transaction, shall be paid by Seller. Seller shall timely file, and Purchaser shall cooperate to file all tax returns which may be required in connection therewith and shall indemnify and hold Purchaser harmless with respect thereto.

      1.6   EFFECT OF TRANSACTION.

      (a) DIRECTORS AND OFFICERS OF THE SUBSIDIARIES. (i) The directors of Gatio immediately following the Closing shall be Paul van Baarle, Nanno Steven van der Werff and Theo Spijkerman; and (ii) the directors of Biotechna immediately following the Closing shall be Vladas Algirdas Bumelis, Vytautas Naktinis, Marvin Samson, Michael Cannon and Carlo Salvi and the Managing Director shall be Vladas Algirdas Bumelis.

                                   ARTICLE 2

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Except as disclosed or excepted in that section of the schedule attached hereto as Schedule 2 (the "Seller Disclosure Schedule") corresponding to a particular representation and warranty, Seller hereby represents and warrants to Purchaser as of the date hereof as follows:

      2.1   ORGANIZATION, GOOD STANDING, QUALIFICATION AND CAPITALIZATION.

      (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of The Netherlands Antilles, and is qualified to do business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which the nature of its business requires such qualification, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

      (b) Except for its wholly owned subsidiary, Biotechna, or as disclosed on Schedule 2.1(b), Gatio does not presently own or control, nor does it have any agreement or other arrangement to acquire, directly or indirectly, any interest in any other corporation, association, partnership, joint venture or other entity. Except as disclosed on Schedule 2.1(b), Biotechna neither owns nor controls, nor does Biotechna have any agreement or other

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arrangement to acquire, directly or indirectly, any interest in any other corporation, association, partnership, joint venture or other entity.

      (c) Schedule 2.1(c) contains a complete and accurate list for each of Gatio and Biotechna (collectively, the "Subsidiaries;" each a "Subsidiary") of its name, its jurisdiction of incorporation and other jurisdictions in which it is qualified to do business. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which the nature of its business requires such qualification. Each Subsidiary has full power and authority to own, lease and use its properties and to carry on its business as now being conducted and as proposed to be conducted. Seller has delivered to Purchaser complete and correct copies of the charter and bylaws and other organizational documents of each of the Subsidiaries and any amendment thereto (the "Organizational Documents") and complete and correct copies of the minutes of all meetings and other corporate actions of the directors and of the equity owners and or stockholders of each of the Subsidiaries since their respective inceptions.

      (d) The authorized, issued and outstanding capital stock and/or equity interests of each of the Subsidiaries and the owners thereof are as set forth on
Schedule 2.1(d) hereto. The Gatio Shares are duly authorized and validly issued, fully paid and nonassessable, and are owned, and will be owned immediately prior to the Closing, by Seller, free of Encumbrances. All of the outstanding shares of capital stock and equity interests of Biotechna (the "Biotechna Shares") are duly authorized and validly issued, fully paid and nonassessable, and are owned, and will be owned immediately prior to and following the Closing, by Gatio, free of Encumbrances. No preemptive rights or other rights to subscribe for or purchase exist with respect to the Gatio Shares or the Biotechna Shares (the "Acquired Company Securities"). No legend or other reference to any Encumbrance appears upon any certificate representing any of the Acquired Company Securities. The rights, preferences and privileges of the Gatio Shares and Biotechna Shares are as set forth in the Organizational Documents of Gatio and Biotechna, as the case may be, previously provided to Purchaser.

      2.2 OBLIGATIONS WITH RESPECT TO CAPITAL STOCK. There are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from a Subsidiary or Seller of any shares of such Subsidiaries' capital stock and/or equity interests, or to which a Seller or a Subsidiary is a party or by which Seller or a Subsidiary is bound obligating such Seller or Subsidiary to issue or sell any shares of capital stock and/or equity interests of such Subsidiary or securities convertible into or exchangeable for capital stock and/or equity interests of such Subsidiary or obligating such Seller or Subsidiary to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

      2.3   VALID ISSUANCE OF STOCK OF SUBSIDIARIES.

      (a) All of the outstanding Biotechna Shares have been authorized, issued and registered in compliance with the Company Law of the Republic of Lithuania and other applicable laws and regulations of the Republic of Lithuania.

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      (b)   All of the outstanding Gatio Shares have been authorized, issued and registered in compliance with Civil Code, Articles 2:175(1) and 2:194(1) and other applicable laws and regulations of The Netherlands.

      2.4   AUTHORITY; NO CONFLICTS.

      (a) AUTHORITY. (i) All corporate action on the part of Seller and the Subsidiaries, their respective officers, directors, holders of capital stock and/or equity interests necessary for the authorization, execution and delivery of this Agreement by Seller and the Subsidiaries, the performance of all obligations of Seller and the Subsidiaries hereunder and the authorization, sale and delivery of the Gatio Shares and Biotechna Shares has been taken; (ii) each of the Seller and the Subsidiaries has the capacity and authority to enter into this Agreement and to carry out and perform its respective obligations hereunder; and (iii) this Agreement constitutes the, legal, valid and binding obligations of Seller and the Subsidiaries, enforceable in accordance with its terms. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby will result in any violation of, be in conflict with, or constitute a default or give rise to a right of termination, cancellation or acceleration under any provision of (1) the charter or bylaws of Seller and the Subsidiaries or resolution of the board of directors of Seller and the Subsidiaries, (2) the Organizational Documents of any Subsidiary or any resolution of the board of directors of any Subsidiary;
(3) any judgment, decree or order or any agreement, contract, understanding, loan, note, indenture or other instrument to which Seller or any Subsidiary is a party or by which it is bound; or (4) any statute, rule or governmental regulation applicable to Seller or any Subsidiary.

      (b) THIRD PARTIES CONSENTS. Seller has obtained, or has caused the Subsidiaries to obtain, all the necessary consents, waivers and approvals ("Consents") of third parties that are required to be obtained by Seller or any Subsidiary in connection with the execution and delivery of this Agreement by Seller and the Subsidiaries and the performance of the obligations of Seller and the Subsidiaries hereunder. Except as set forth on Schedule 2.4(b), neither Seller nor any Subsidiary is or will be required to give notice to any third party in connection with the execution and delivery of this Agreement by Seller or the transactions contemplated thereby.

      (c) GOVERNMENTAL ENTITIES APPROVALS. Seller and the Subsidiaries have obtained all necessary consents, authorizations, approvals and orders, and shall have made all registrations, qualifications, designations, declarations or filings with any court, administrative agency or commission or other governmental authority or instrumentality and the Subsidiaries (a "Governmental Entity") required on the part of or with respect to Seller and the Subsidiaries in connection with the consummation of the transactions contemplated by this Agreement. Except as set forth on Schedule 2.4(c) hereto, no consent, authorization, approval or order of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required by or with respect to Seller or the Subsidiaries in connection with the consummation of the transaction contemplated by this Agreement.

      2.5 FINANCIAL STATEMENTS; NO UNDISCLOSED LIABILITIES. Seller has delivered to Purchaser audited financial statements (balance sheet, statements of operations, cash flow and changes in stockholders' equity) of each Subsidiary for each of the fiscal years from inception to December 31, 2000 (the "Financial Statements"). The Financial Statements fairly represent the

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financial condition and results of operations, changes in stockholders' equity and cash flow of the Subsidiaries, are complete and correct in all respects and have been prepared in accordance with generally accepted accounting principles consistently applied, except, in the case of unaudited financial statements, for the omission of footnotes. Except as set forth in the Financial Statements, no Subsidiary has any liabilities, contingent or otherwise, other than (a) liabilities incurred in the ordinary course of business subsequent to the date of the Financial Statements and (b) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of such Subsidiary. No Subsidiary is a guarantor or indemnitor of any indebtedness of any third party.

      2.6 INSURANCE. Each of the Subsidiaries has in full force and effect fire and casualty insurance policies, with extended coverage, in sufficient amounts (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. Each of the Subsidiaries has general liability and products liability insurance in adequate amounts and for risks normally insured against by a person carrying on the same business and operations as such Subsidiary. All such insurance policies are valid, outstanding and enforceable, are issued by an insurer that is financially sound and reputable and will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. No claims (whether successful, unsuccessful or settled) have been filed under, against or in respect of any insurance policy (other than employee life, medical and dental insurance) during the past five (5) years, except as disclosed in Schedule 2.6. To the knowledge of Seller, the insurers have no right to terminate or reduce the coverage of any such policies before the end of the applicable policy periods and each Subsidiary has complied with its obligations under such policies. Seller has delivered to Purchaser true and complete copies of all policies of insurance to which any Subsidiary is a party or under which any Subsidiary, or any director of any Subsidiary, is or has been covered at any time since inception and true and complete copies of any pending application with respect to policies of insurance. Schedule 2.6 sets forth any self-insurance arrangement of a Subsidiary, any contract or arrangement for the transfer or sharing of any risk of a Subsidiary and all obligations of the Subsidiaries to third parties with respect to insurance (with identification of the policy under which such coverage is provided). Schedule 2.6 sets forth any claims, in excess of US$25,000, made under a policy of insurance of a Subsidiary, together with a description thereof.

      2.7   ABSENCE OF CHANGES. Since December 31, 2000, except as set forth in
Schedule 2.7 attached hereto or the transfer of assets between the Subsidiaries, each Subsidiary has carried on its business and its activities only in the ordinary and usual course and:

      (a) There have been no changes in the business or financial condition of each Subsidiary which, in the aggregate, have had a material adverse effect on the business, assets or financial condition of such Subsidiary (a "Material Adverse Effect");

      (b) No Subsidiary has issued, or authorized for issuance, or entered into any commitment to issue, any equity security, bond, note or other security of such Subsidiary;

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      (c)   No Subsidiary has incurred any additional debt for borrowed money, or incurred any obligation or liability except in the ordinary and usual course of business and in any event not in excess of US$25,000 for any single item or US$100,000 in the aggregate;

      (d) No Subsidiary has paid any obligation or liability, or discharged, settled or satisfied any claim, lien or encumbrance, except for current liabilities in the ordinary and usual course of business and in any event not in excess of US$25,000 for any single item or US$100,000 in the aggregate;

      (e) No Subsidiary has declared or made any dividend, payment or other distribution on or with respect to any of its share of capital stock and/or equity interest;

      (f) No Subsidiary has purchased, redeemed or otherwise acquired or committed itself to acquire, directly or indirectly, any share or shares of its capital stock and/or equity interest;

      (g) No Subsidiary has mortgaged, pledged, or otherwise encumbered any of its assets or properties, except for liens for current taxes which are not yet delinquent and purchase-money liens arising out of the purchase or sale of services or products made in the ordinary and usual course of business and in any event not in excess of US$25,000 for any single item or US$100,000 in the aggregate;

      (h) No Subsidiary has disposed of, or agreed to dispose of, by sale, lease, license or otherwise, any other asset or property, tangible or intangible, except, in the case of such other assets and property, in the ordinary and usual course of business, and in each case for a consideration believed to be at least equal to the fair value of such asset or property and in any event not in excess of US$25,000 for any single item or US$100,000 in the aggregate;

      (i) No Subsidiary has purchased or agreed to purchase or otherwise acquire any securities of any corporation, partnership, joint venture, firm or other entity; no Subsidiary has made any expenditure or commitment for the purchase, acquisition, construction or improvement of a capital asset, except in the ordinary and usual course of business and in any event not in excess of US$25,000 for any single item or US$100,000 in the aggregate;

      (j) No Subsidiary has entered into any transaction or contract, or made any commitment to do any of the foregoing;

      (k) No Subsidiary has adopted or amended any bonus, incentive, profit-sharing, stock option, stock purchase, pension, retirement, deferred-compensation, severance, life insurance, medical or other benefit plan, agreement, trust, fund or arrangement for the benefit of employees of any kind whatsoever, nor entered into or amended any agreement relating to employment, services as an independent contractor or consultant, or severance or termination pay, nor agreed to do any of the foregoing;

      (l) Except as contemplated hereby, no Subsidiary has effected or agreed to effect any change in its directors, officers or key employees;

      (m) No Subsidiary has effected or committed itself to effect any amendment or modification in its bylaws or other charter documents;

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      (n)   No Subsidiary has incurred any damage, destruction or similar loss, whether or not covered by insurance, adversely affecting the assets, properties, financial condition, operating results, prospects or business of such Subsidiary (as such business is presently conducted and as it is proposed to be conducted), for an amount exceeding US$100,000;

      (o) Other than in the ordinary course of business and consistent with past practices, no Subsidiary has entered into, made any amendment or terminated any lease, contract, license or other agreement to which such Subsidiary is a party;

      (p) No Subsidiary has effected any substantial change in its accounting practices, procedures or methods;

      (q) No Subsidiary has made any loan to, guaranteed any indebtedness of or otherwise incurred any indebtedness on behalf of any person in excess of US$25,000;

      (r) No Subsidiary has failed to pay or otherwise discharge when due any material liability thereof;

      (s) No Subsidiary has (i) entered into any agreement, arrangement or transaction with, or made any commitments or promises to, any of its directors, officers, employees, stockholders or affiliates, or with any relative, beneficiary, spouse or affiliate of such persons, (ii) granted or announced any increase in the wages, salaries, compensation, bonuses, incentives, pension or other benefits payable by it to any of its employees, including, without limitation, any increase or change pursuant to any plan or (iii) established or increased or promised to increase any benefits under any plan, in either case, except whereas required by applicable law.

      (t) No subsidiary has allowed any Permit that was issued or otherwise relates to any asset or the business to lapse or terminate or failed to renew any such Permit or any insurance policy that is scheduled to terminate or expire within 45 calendar days of the Closing;

      (u) No Subsidiary has terminated, discontinued, closed or disposed of any plant, facility or other business operation, or laid off any employees (other than layoffs of fewer than 10 employees in any six-month period in the ordinary course of business consistent with past practice) or implemented any early retirement, separation or program providing early retirement window benefits or announced or planned or any such action or program for the future;

      (v) No Subsidiary has disclosed any secret or confidential intellectual property (except by way of issuance of a patent or in the ordinary course of business pursuant to customary nondisclosure agreements) or permitted to lapse or go abandoned any intellectual property (or any registration or grant thereof or any application relating thereto) to or under which it has any material right, title, interest or license.

      2.8   PROPERTIES.

      (a) Schedule 2.8 reflects all of the real and personal property owned, used, leased or otherwise held by each Subsidiary in its business. Seller has delivered to Purchaser a copy of the deeds or other instruments by which the Subsidiaries acquired such real property or obtained a leasehold interest in such real property and copies of all title insurance policies, opinions,

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abstracts, surveys, certificates of occupancy, environmental reports and audits, appraisals, permits, other title documents and other documents in possession of the Seller or its Subsidiaries and relating to or otherwise affecting its leased or owned real property, the operations of the Seller or any of its Subsidiaries thereon or any other uses thereof. Each Subsidiary owns (with good and marketable title to, in the case of real property) all assets and properties listed on Schedule 2.8 and other assets that such Subsidiaries purport to own, including without limitation the assets and properties reflected in the balance sheet dated December 31, 2000 of each Subsidiary, free and clear of any imperfections of title or Encumbrance of any nature whatsoever, except for the lien of current taxes not yet delinquent. All of the fixed assets and properties reflected on Schedule 2.8 are, and will be as of the Closing, in good condition and repair and are adequate for the requirements of the business as presently conducted by each Subsidiary. None of such assets or properties is in need of maintenance or repairs that are material in nature or cost.

      (b) Except as described in Schedule 2.8(b), there is no material violation of any law (including, without limitation, any building, planning or zoning law) relating to any of its leased or owned real property. Either the Seller or a Subsidiary, as the case may be, is in peaceful and undisturbed possession of each parcel of leased or owned real property and there are no contractual or legal restrictions that preclude or restrict the ability to use the premises for the purposes for which they are currently being used. All existing water, sewer, steam, gas, electricity, telephone and other utilities required for the construction, use, occupancy, operation and maintenance of its leased or owned real property are adequate for the conduct of the Business as it has been and currently is conducted. There are no material latent defects or material adverse physical conditions affecting the Seller or any of its Subsidiary's leased or owned real property or any of the facilities, buildings, structures, erections, improvements, fixtures, fixed assets and personalty of a permanent nature annexed, affixed or attached to, located on or forming part of its leased or owned real property. Except as set forth in Schedule 2.8(b), neither the Seller nor any of its Subsidiaries has leased or subleased any parcel or any portion of any parcel of its leased or owned real property to any other person, nor has the Seller or any of its Subsidiaries assigned its interest under any lease or sublease listed in Schedule 2.8(a) to any third party.

      (c) With respect to each lease and sublease delivered to Purchaser pursuant to Schedule 2.8(a):

            (i) such lease or sublease, together with all ancillary documents delivered pursuant to Schedule 2.8(a) is legal, valid, binding and enforceable on the Seller or its Subsidiary, as applicable, and on the other party thereto and in full force and effect and represents the entire agreement between the respective landlord and tenant with respect to such property;

            (ii) except as otherwise set forth in Schedule 2.8(c)(ii), such lease or sublease will not cease to be legal, valid, binding and enforceable and in full force and effect on terms identical to those currently in effect as a result of the consummation of the transactions contemplated by this Agreement, nor will the consummation of the transactions contemplated by this Agreement constitute a breach or default under such lease or sublease or otherwise give the landlord a right to terminate such lease or sublease;

            (iii) except as set forth in Schedule 2.8(c)(iii) with respect to each such lease or sublease (A) neither the Seller nor any of its Subsidiaries has received any notice of termination or cancellation under such lease or sublease and no lessor has any right of termination or cancellation under such lease or sublease except in connection with the default of the Seller or any of its Subsidiaries thereunder, (B) neither the Seller nor any of its Subsidiaries has received any notice of a breach or default under such lease or sublease, which breach or default has not been cured, and (C) neither the Seller nor any of its Subsidiaries has granted to any other person any rights, adverse or otherwise, under such lease or sublease; and

            (iv) none of the Seller, any of its Subsidiaries nor any other party to such lease or sublease, is in breach or default in any material respect, and no event has occurred that, with notice or lapse of time would constitute such a breach or default or permit termination, modification or acceleration under such lease or sublease.

      (d) There are no condemnation proceedings or eminent domain proceedings of any kind pending or threatened in writing against the Seller or its Subsidiaries' leased or owned real property.

      (e) All of the Seller or its Subsidiaries', as applicable, leased or owned real properties are occupied under a valid and current certificate of occupancy or similar permit, the transactions contemplated by this Agreement will not require the issuance of any new or amended certificate of occupancy and there are no facts that could reasonably be expected to prevent its leased or owned real property from being occupied by the Seller or any of its Subsidiaries, as the case may be, after the Closing Date in the same manner as occupied by the Seller or such Subsidiary immediately prior to the Closing Date.

      (f) No improvements on the Seller or its Subsidiaries' leased or owned real property and none of the current uses and conditions thereof violate any applicable deed restrictions or other applicable covenants, restrictions, agreements, existing site plan approvals, zoning or subdivision regulations or urban redevelopment plans as modified by any duly issued variances, and no permits, licenses or certificates pertaining to the ownership or operation of all improvements on its leased or owned real property, other than those which are transferable with its leased or owned real property, are required by any governmental authority having jurisdiction over its leased or owned real property.

      (g) Except as otherwise set forth in Schedule 2.8(g), there have been no improvements of a value in excess of US$25,000 in the aggregate made to or construction on any of the Seller or its Subsidiaries' leased or owned real property within the applicable period for the filing of mechanics' liens.

      (h) The rental set forth in each lease or sublease of the Seller or its Subsidiaries' leased or owned real property is the actual rental being paid, and there are no separate agreements or understandings with respect to the same.

      (i) Either the Seller or a Subsidiary, as the case may be, has the full right to exercise any renewal options contained in the leases and subleases pertaining to its leased real property on the terms and conditions contained therein and upon due exercise would be entitled to enjoy the use of its leased real property for the full term of such renewal options.

      (j) Except as set forth on Schedule 2.8, no Subsidiary has any real property under option to purchase. Each Subsidiary has satisfied all monetary obligations to any party from which it leases or rents space to conduct its operations.

      (k) No substantial alterations are being made or are planned in any premises of any Subsidiary set forth on Schedule 2.8 hereto. Each Subsidiary has legal and valid occupancy permits and other required licenses or governmental approvals for each of the properties and premises owned, leased, used or otherwise held by such Subsidiary and listed on Schedule 2.8 hereto.

      (l) No improvement, fixture or equipment of any Subsidiary in or on any premises or properties owned, leased, used or otherwise held by such Subsidiary and listed on Schedule 2.8 hereto, nor the occupation or leasehold with respect thereto, is in violation of any applicable law, including, without limitation, any zoning, building, safety, health or environmental law, and each of such premises and properties is zoned for the purposes for which it is presently used by such Subsidiary.

      2.9 TAXES. Each Subsidiary has duly filed with the appropriate governmental agencies of its jurisdiction of organization and all other applicable jurisdictions all tax returns and reports required to be filed (subject to permitted extensions applicable to such filings), and has paid or accrued in full all taxes, duties, charges, withholding obligations and other governmental liabilities as well as any interest, penalties, assessments or deficiencies, if any, due to, or claimed to be due by, any governmental authority (including taxes on properties, income, franchises, licenses, sales and payrolls). (All such items are collectively referred to herein as "Taxes"). Seller has delivered to Purchaser copies of all such tax returns and reports filed since inception. The Financial Statements reflect adequate provision for all current and deferred Taxes. No Subsidiary is a party to any pending action or proceeding, nor has any such action or proceeding been threatened in writing, by any governmental authority for the assessment or collection of Taxes. No liability for Taxes has been incurred other than in the ordinary course of business. There are no liens for Taxes except for liens for property taxes not yet delinquent. No Subsidiary is a party to any Tax sharing, Tax allocation, Tax indemnity or statute of limitations extension or waiver agreement and, except as to Seller, has ever been included on any consolidated combined or unitary Tax return with any other entity, in each case under United States Tax law or under any analogous provision under non-United States Tax law. Neither the execution or delivery of this Agreement nor the transactions contemplated hereby will cause Purchaser or any Subsidiary to become subject to, or to become liable for the payment of, any Tax or cause any of the assets of any Subsidiary to be reassessed or revalued by any taxing authority or governmental agency. All Taxes that a Subsidiary is or was required by any legal requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper governmental authority or other person. No Subsidiary is liable for the Taxes of any other person.

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      2.10  EMPLOYEES. Schedule 2.10 contains a true and correct list setting forth all employees and consultants of each Subsidiary as of the date hereof, together with their titles or positions, approximate dates of hire, regular work location, current compensation, accrued vacation and service credited for any vesting for any Employee Plans (as defined below). Except as set forth on such schedule, no Subsidiary has any employment contract with any officer or employee or any other consultant or person which is not terminable by it at will without liability (with the exception of a notice period not exceeding 6 months), except as the right of Biotechna to terminate its respective employees at will may be limited by applicable law of the Republic of Lithuania. Except as set forth on
Schedule 2.10 hereto, no Subsidiary is a party to any representation or labor contract, and no labor union represents any of the employees of a Subsidiary. Other than as set forth on Schedule 2.10, no Subsidiary has deferred compensation, pension, health, profit sharing, bonus, stock purchase, stock option, hospitalization, insurance, severance or any other employee pension benefit or welfare benefit plan (the "Employee Plans") or obligation covering any of its officers or employees nor has any authorized officer of such Subsidiary made any oral representations to employees with respect to the foregoing. All Employee Plans of the Subsidiaries were formed and have been maintained in compliance with applicable laws and have been funded to the extent required by applicable law. All required contributions by each of the Subsidiaries to any social welfare plan or other government plan for the benefit of the Subsidiary's employees have been paid and are not in arrears. Each Subsidiary has complied with all applicable equal employment opportunity and other applicable laws related to employment. Except as set forth on Schedule
2.10 hereto, there are no disputes, actions, suits, claims, litigations or proceedings pending or threatened in writing by, against or affecting any Subsidiary, at law or in equity, in arbitration or mediation or before any court or any governmental authority with respect to any Employee Plans or with respect to any employees or former employees of any Subsidiary; no such action, proceeding or investigation has been pending since inception and Seller is not aware after due inquiry that there is any reasonable basis for any such action, proceeding or investigation. Schedule 2.10 sets forth the following information for any retired employees or directors of each Subsidiary or any dependant, receiving benefits or scheduled to receive benefits in the future: name, pension benefit, pension option election, retiree medical and life insurance and other benefits.

      2.11 COMPLIANCE WITH LAW. Schedule 2.11 sets forth all licenses, franchises, permits, clearances, consents, certificates and other evidences of authority of each Subsidiary which are necessary to the conduct of the business of each such Subsidiary as now being conducted and proposed to be conducted ("Permits"). All such Permits are in full force and effect, and each Subsidiary has been at all times and will be as of the Closing in full compliance with the terms and requirements of any Permit. The business of each Subsidiary has been conducted in accordance with all applicable laws, regulations, orders and other requirements of governmental authorities, including, without limiting the generality of the foregoing, all laws, regulations and orders relating to employment practices and procedures and the health and safety of employees. No Subsidiary has received any notice or other communication (whether oral or written) from any governmental body or agency or any other person regarding any actual, alleged, possible or potential violation of, or failure to comply with, any legal requirement or any actual, alleged, possible or potential obligation on the part of any Subsidiary to undertake, or to bear all of any portion of the cost of, any remedial action of any nature. No event has occurred or circumstance exists that may constitute or result, directly or indirectly, in a violation of or a failure to comply with any term or requirement of any Permit or result in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Permit.

      2.12 LITIGATION. Except as provided for in Schedule 2.12, there is no action, suit, proceeding or investigation pending or threatened in writing against Seller or any Subsidiary which questions the validity of this Agreement, or the right of Seller to enter into this Agreement or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any Material Adverse Effect including, but not limited to claims by current or former stockholders or current or former employees of Biofa AB. The foregoing includes without limitation actions, suits, proceedings or investigations pending or threatened in writing involving the prior employment of any of a Subsidiary's employees, their use in connection with such Subsidiary's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Neither the Subsidiaries nor, with respect to the Agreement and the transactions contemplated thereby, Seller is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by a Subsidiary currently pending or which a Subsidiary intends to initiate.

      2.13 CONTRACTS. Schedule 2.13 contains a complete list of each executory contract and agreement (including, without limitation, oral and informal arrangements to the extent the same are material to the business of the Seller or any of its Subsidiaries) in the following categories to which a Subsidiary is a party, or by which it is bound in any respect: (a) agreements for the purchase, sale, lease or other disposition of equipment, goods, materials, research and development, supplies, studies or capital assets, or for manufacturing or the performance of services; (b) contracts or agreements for the joint performance of work or services, and all other joint venture and collaboration agreements; (c) management or employment contracts, consulting contracts, termination and severance agreements; (d) notes, mortgages, deeds of trust, loan agreements, security agreement, guarantees, debentures, indentures, credit agreements and other evidences of indebtedness; (e) pension, retirement, profit-sharing, deferred compensation, bonus, incentive, life insurance, hospitalization or other employee benefit plans or arrangements (including, without limitation, any contracts or agreements with trustees, insurance companies or others relating to any such employee benefit plan or arrangement);
(f) stock option, stock purchase, warrant, repurchase or other contracts or agreements relating to any share of capital stock and/or equity interests of such Subsidiary; (g) contracts or agreements with agents, brokers, consignees, sale representatives or distributors; (h) contracts or agreements with any director, officer, employee, consultant or stockholder; (i) powers of attorney or similar authorizations granted by such Subsidiary to third parties; (j) royalty agreements and other contracts or agreements to which such Subsidiary is a party, or otherwise subject, relating to technical assistance or to Proprietary Rights (as defined in Section 2.16 below); (k) government loans; (l) written warranties, guaranties or other similar undertaking with respect to the contractual performance extended by a Subsidiary, (m) contracts or agreements containing any covenants that in any way purport to restrict the business activity of a Subsidiary or limit the freedom of a Subsidiary to engage in any line of business or to compete with any person, (n) contracts or agreements containing an express undertaking by a Subsidiary to be responsible for consequential damages, (o) contracts or agreements which provide for payment to or by a Subsidiary in excess of US$25,000 and (p) other contracts which are material to such Subsidiary.

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Each Subsidiary has provided Purchaser with a true, correct and complete copy of each contract listed on Schedule 2.13.

      Except as set forth on Schedule 2.13 hereto (i) there are no agreements, understandings or proposed transactions between a Subsidiary and any of its officers, directors, affiliates or any affiliate thereof; (ii) no Subsidiary nor any of its officers has entered into any contract or agreement containing covenants limiting the right of such Subsidiary to compete in any business or with any person. As used in this Agreement, the terms "contract" and "agreement" include every contract, agreement, commitment, understanding and promise, whether written or oral.

      2.14  NO DEFAULT.

      (a) Each of the contracts, agreements or other instruments referred to in Section 2.13 of this Agreement with respect to a Subsidiary is a legal, binding and enforceable obligation by or against such Subsidiary, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies. No party with whom a Subsidiary has an agreement or contract is in default thereunder or, to the knowledge of Seller after due inquiry, has breached any terms or provisions thereof which is material to the conduct of such Subsidiary's business.

      (b) Each Subsidiary has performed, or is now performing, the obligations of, and such Subsidiary is not in default (or would by the lapse of time and/or the giving of notice be in default) in respect of, any contract, agreement or commitment binding upon it or its assets or properties. No third party has notified a Subsidiary of any claim, dispute or controversy with respect to any of the executory contracts of such Subsidiary, nor has a Subsidiary received notice or warning of alleged nonperformance, delay in delivery or other noncompliance by such Subsidiary with respect to its obligations under any of those contracts, nor is Seller aware after due inquiry of any facts which exist indicating that any of the other parties to those contracts intend to totally or partially terminate or suspend their performance thereunder.

      (c) There are no renegotiations of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to any Subsidiary or with respect to any material performance of, or by a third party to, a Subsidiary under current or completed contracts or agreements with any third party. No third party has made written demand for such renegotiation.

      2.15 COMPLIANCE WITH OTHER INSTRUMENTS. No Subsidiary is in violation or default of any provisions of its Organizational Documents or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, after diligent inquiry, to the best of Seller's knowledge, of any provision of any statute, rule or regulation under the laws of its jurisdiction of organization, or other jurisdiction applicable to such Subsidiary. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any Encumbrance upon any assets of a Subsidiary or the

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suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to such Subsidiary, its business or operations or any of its assets or properties.

      2.16  PROPRIETARY RIGHTS.

      (a) Except for changes which may result from the transfer of assets between the Subsidiaries, Schedule 2.16 contains a complete list of all patents and applications for patents, trademarks, trade secrets, trade names, service marks, and copyrights, and applications therefor, owned or used by the Subsidiaries or in which it has any rights or licenses, which Schedule 2.16 specifies, as applicable: (i) the title of the patent, trademark, trade name, service mark, copyright or application therefor; (ii) the jurisdiction by or in which such patent, trademark, trade name, service mark or copyright has been issued or registered or in which an application has been filed, including the registration or application numbers; and (iii) all licenses, sublicenses and similar agreements to which a Subsidiary is a party. Seller and each of the Subsidiaries have provided Purchaser with copies of all agreements with each officer, employee or consultant of such Subsidiary providing such Subsidiary with title and ownership to patents, patent applications, trade secrets, inventions and inventions developed or used by such Subsidiary in its business. All of such agreements are valid, enforceable and legally binding, subject to the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

      (b) Each Subsidiary owns or possesses or has the right to obtain valid licenses or other rights to use all patents, patent applications, trademarks, trademark applications, trade secrets, service marks, trade names, copyrights, inventions, drawings, designs, proprietary know-how or information, or other rights with respect thereto (collectively referred to as "Proprietary Rights"), necessary to the business of such Subsidiary as now conducted and as proposed to be conducted.

      (c) The operations of each Subsidiary do not conflict with or infringe, and no one has asserted to Seller or a Subsidiary that such operations conflict with or infringe, any Proprietary Rights, owned, possessed or used by any third party. There are no claims, disputes, actions, proceedings, suits or appeals pending against a Subsidiary with respect to any Proprietary Rights, and none has been threatened in writing against such Subsidiary.

      (d) To the knowledge of Seller after due inquiry, there are no facts or alleged facts which would reasonably serve as a basis for any claim that a Subsidiary does not have the right to use and to transfer the right or use, free of any rights or claims of others, all Proprietary Rights in the development, manufacture, use, sale or other disposition of any or all products or services presently being used, furnished or sold in the conduct of the business of such Subsidiary as it has been and is now being conducted. The Proprietary Rights including are free of any unresolved ownership disputes of which Seller or any Subsidiary has been made aware with respect to any third party and, to the knowledge of Seller after due inquiry, there is no unauthorized use, infringement or misappropriation of any of such Proprietary Rights by any third party, including any employee or former employee of such Subsidiary.

      (e) Seller and each Subsidiary have delivered to Purchaser a list of any proceedings before any patent or trademark authority to which such Subsidiary is a party, a description of the subject matter of each proceeding, and the current status of each proceeding, including, without limitation, interferences, priority contests, oppositions, and protests, which list includes any pending applications for reissue or reexamination of a patent.

      (f) Seller and each Subsidiary has taken all the customary measures, taking into consideration the circumstances, to maintain the confidentiality of the Proprietary Rights necessary to the conduct of its business the value of which to such Subsidiary is contingent upon maintenance of the confidentiality thereof.

      (g) To the knowledge of Seller after due inquiry, no employee of such Subsidiary is in violation of any term of any employment contract, proprietary information and inventions agreement, non-competition agreement, or any other contract or agreement relating to the relationship of any such employee with such Subsidiary or, to the knowledge of Seller after due inquiry, any previous employer.

      2.17 BANK ACCOUNTS AND SPECIAL DEPOSITS. Schedule 2.17 sets forth a true and correct list setting forth the names and addresses of all banks, other institutions and governmental departments at which the Subsidiaries have accounts, deposits or safety deposit boxes, or special deposits required to be held by such governmental departments with the nature of such account and the names of all persons authorized to draw on or give instructions with respect to such accounts or deposits, or to have access thereto, and the names and addresses of all persons, if any, holding a power-of-attorney on behalf of such Subsidiary. All cash in such accounts is held in demand deposits and is not subject to any restriction or limitation as to withdrawal other than in the ordinary course of business.

      2.18 BROKERS OR FINDERS. Neither Seller nor any Subsidiary has dealt with any broker or finder in connection with the transactions contemplated by this Agreement. Neither Seller nor any Subsidiary has incurred, nor shall any one of them incur, directly or indirectly, any liability for any brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

      2.19 RELATED PARTIES. Other than as set forth on Schedule 2.19 hereto, no employee, officer, director or holder of capital stock and/or equity interest of any Subsidiary, or any affiliate of any such person, has, either directly or indirectly, (a) an interest in any corporation, partnership, firm or other person or entity which furnishes or sells services or products which are similar to those furnished or sold by such Subsidiary, any other Subsidiary or in any corporation or other entity competitive with such Subsidiary or any other Subsidiary; (b) except for employment or consulting or similar agreements, a beneficial interest in any contract or agreement to which a Subsidiary is a party or by which such Subsidiary may be bound; or (c) is indebted to a Subsidiary, nor is a Subsidiary indebted (or committed to make loans or extend or guarantee credit) to any of them except in the ordinary course of business. The terms and conditions of each agreement, indebtedness or other arrangement between a Subsidiary and any employee, officer, director or holder of capital stock and/or equity interest of such Subsidiary or any other Subsidiary set forth on Schedule 2.19 are arms-length terms and conditions.

      2.20 BOOKS AND RECORDS. All books of account, minute books, stock record books and other records relating to the business of each Subsidiary are complete, true and correct and have been maintained in accordance with sound business practices. At the Closing, all of those books and records of a Subsidiary will be in the possession of such Subsidiary.

      2.21  ENVIRONMENTAL. Except as set forth on Schedule 2.21 hereto:

            (i) Each Subsidiary is, and at all times since inception has been, in compliance with all applicable environmental laws or regulations and orders of any governments or governmental authorities, and with all permits, certificates, approvals, licenses and other authorizations relating thereto. The term "environmental laws or regulations" means those statutes and regulations governing: (1) air emissions, (2) liquid discharges to streams, ponds, ditches or other surface waters, (3) liquid discharges to ground waters, (4) liquid discharges to publicly-owned treatment works, (5) disposal of solid and/or hazardous wastes, (6) marking, maintenance and/or removal of electrical equipment containing PCBs, (7) manufacture and/or construction (including renovation) involving asbestos materials, (8) activities in or adjacent to fresh water wetlands, flood hazard areas, coastal zone management areas and/or historic preservation areas, (9) registration, operation, testing and/or removal or replacement of storage tanks for petroleum products and/or hazardous substances, and (10) emergency, planning and community right-to-know laws, including submission of hazardous substance inventory information to any authorities under any applicable jurisdictions.

            (ii) No Subsidiary has caused, nor is it causing, any disposals, releases, or threatened releases of any Hazardous Materials (as defined below) on or under any properties which such Subsidiary (A) owns, leases, occupies or operates or (B) previously owned, leased, occupied or operated; and no such disposals or releases occurred before such Subsidiary took title to, or possession or operation of, any such properties, or that any such disposals or releases are migrating or have migrated off of such properties in subsurface soils, groundwater or surface waters.

            (iii) No Subsidiary has either (A) arranged for the disposal or treatment of Hazardous Material at any facility or site owned or operated by another person from which facility or site there has been a release or there is a release or threatened release of a Hazardous Material, or (B) accepted any Hazardous Material for transport to disposal or treatment facilities or other sites selected by such Subsidiary, from which facilities or sites there has been a release or there is a release or threatened release of a Hazardous Material; any facility or site to which such Subsidiary arranged for the disposal or treatment of Hazardous Material under (A) above was duly licensed in accordance with applicable laws and has not been listed in connection with any listing of sites under any applicable law.

            (iv) No Subsidiary has installed, used, buried or removed any surface impoundment or underground tank or vessel or sump, drain or pipeline which holds or held Hazardous Materials on properties owned, leased, occupied or operated by such Subsidiary.

            (v) There has been no claim, and there are no pending or threatened claims, including without limitation any litigation, administrative proceedings or investigations or any other actions, claims, demands, notices of potential responsibility or requests for information brought or threatened, against any Subsidiary alleging the presence, disposal, release or threatened release of any Hazardous Material on, from or under any of the properties referenced in (ii) above or otherwise relating to potential environmental liabilities, or any settlement reached by such Subsidiary relating to any of the foregoing.

            (vi) From the date hereof through and including the Closing Date, Seller shall cause each Subsidiary to immediately provide Purchaser with a copy of any notice, citation or complaint alleging that such Subsidiary is not in compliance with any environmental laws or regulations.

      As used in this Agreement, "Hazardous Material" means any material, substance, waste or component thereof (whether a liquid, solid, or gas) that is prohibited, controlled, or regulated by any governmental entity having jurisdiction as a contaminant, pollutant, dangerous substance, toxic substance, hazardous waste, hazardous substance, hazardous material, dangerous good or petroleum, its derivatives, by-products or other hydrocarbons, pursuant to any applicable environmental or health and safety law, rule, or regulation.

      2.22 VOTING ARRANGEMENTS. There are no outstanding stockholder agreements, voting trusts, proxies or other arrangements or understandings among the holders of capital stock and/or equity interests of any Subsidiary relating to the voting of their respective shares and/or interests.

      2.23 FULL DISCLOSURE. Seller or its Subsidiaries has provided Purchaser with all the information reasonably available to Seller and the Subsidiaries that Purchaser has requested in connection with its due diligence activity on each of the Subsidiaries and for deciding whether to consummate the Transaction and all information that Seller, or its Subsidiaries, believes is necessary to enable Purchaser to make such decision. Neither the Seller, nor its Subsidiaries, are aware of any facts which pertain specifically to the Seller or its Subsidiaries which could reasonably be expected to have a Material Adverse Effect on the Seller or any of its Subsidiaries. No warranty or representation or other statement of Seller contained in this Agreement or in any Schedule or exhibit attached hereto, or in any other certificate, document, or instrument furnished by Seller or a Subsidiary either pursuant to the terms of this Agreement or in connection with the transactions contemplated hereunder, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statement contained therein or herein not misleading either individually or as a whole. Purchaser acknowledges and confirms that it has, to the best of its knowledge, received all written documents, books, certificates, agreements, or instruments whatsoever it has requested and has, to the best of its knowledge, had access to all documentation and information it considers appropriate and/or necessary for the purpose of conducting an accurate and complete due diligence investigation on Seller and each of the Subsidiaries (referred to as "Due Diligence").

      2.24 CERTAIN PAYMENTS. Since inception, no Subsidiary or director, officer, agent or employee of any Subsidiary, or any other person associated with or acting on behalf of a Subsidiary, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to a third party, private or public, regardless of form, whether in money, property or services, (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment of business secured,
(iii) to obtain special concessions or for special concessions already obtained, for or in respect of any Subsidiary, or (iv) in violation or any legal requirement, including but not limited to any provision of the Foreign Corrupt Practices Act of 1977, as amended, (b) established or maintained a fund or asset that has not been recorded in the books and records of a Subsidiary.

      2.25 TITLE. Seller is the sole owner of the Gatio Shares listed opposite Seller's name on Schedule 2.1(c) hereto. Gatio is the sole owner of the Biotechna Shares listed on Schedule 2.1(c) hereto. The sale and delivery of Gatio Shares to Purchaser pursuant to this Agreement will vest in Purchaser legal and valid title to the Gatio Shares, free and clear of all Encumbrances of any character whatsoever, other than Encumbrances created by Purchaser and restrictions on transfer under applicable securities laws. Seller agrees to take any and all action necessary to perfect the Transaction, including the endorsement of share certificates, obtaining of waivers to rights of first refusal, obtaining any necessary consents or approvals, and causing the transfer of Gatio Shares to Purchaser to be recorded in the appropriate registry of such corporation.


                                   ARTICLE 3

                FURTHER REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller further represents and warrants to Purchaser that:

      3.1 PURCHASE ENTIRELY FOR OWN ACCOUNT. The SICOR Common Stock to be received by Seller in accordance with the Transaction will be acquired for investment for Seller's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Seller further represents that Seller does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the shares of SICOR Common Stock.

      3.2 DISCLOSURE OF INFORMATION. Seller believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the SICOR Common Stock. Seller further represents that it has had an opportunity to ask questions and receive answers from Purchaser regarding its business and the terms and conditions of the offering of the SICOR Common Stock in connection with the Transaction.

      3.3 INVESTMENT EXPERIENCE. Seller is an investor in securities of companies in the developmental stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the SICOR Common Stock.

      3.4 FOREIGN INVESTOR. Seller is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S promulgated by the United States Securities and Exchange Commission ("SEC") under the Securities Act; (i) at the time of execution of this Agreement,

Seller was outside the United States and no offer to purchase the Company Shares was made in the United States; (ii) Seller agrees that all offers and sales of the Company Shares prior to the expiration of a period commencing on the Closing and ending one year thereafter (the "Distribution Compliance Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S; (iii) Seller is not a distributor or dealer; (iv) the transactions contemplated hereby
(A) have not been and will not be pre-arranged by Seller with a purchaser located in the United States or a purchaser which is a U.S. Person, and (B) are not and will not be part of a plan or scheme by Seller to evade the registration provisions of the Securities Act; (v) Seller shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser (A) who acts as a distributor, underwriter, dealer or other person participating pursuant to a contractual arrangement in the distribution of the SICOR Common Stock or receiving a selling concession, fee or other remuneration in respect of any of the SICOR Common Stock, or (B) who purchases prior to the expiration of the Distribution Compliance Period, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as Seller pursuant to Section 903(c)(2)(iv) of Regulation S; and (vi) none of Seller or persons acting on his or her behalf have conducted and shall not conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S; nor has Seller or persons acting on his or her behalf conducted any general solicitation to the offer and sale of any of the SICOR Common Stock in the United States or elsewhere. Seller agrees not to sell, hypothecate, pledge or otherwise dispose of any interest in the SICOR Common Stock to be acquired hereunder in the United States, its territories, possessions or any area subject to its jurisdiction, or to any person who is a national thereof or resident therein (including any estate of such person), or any corporation, partnership or other entity created or organized therein, unless such securities have been either registered under the Securities Act of 1933, as amended (the "Securities Act"), or are exempt from the registration requirements of the Securities Act, in the opinion of counsel satisfactory to Purchaser, and Seller has complied with any restrictions on transfer contained in the Agreement.

      3.5 RESTRICTED SECURITIES. Seller understands that the shares of SICOR Common Stock it is acquiring are characterized as "restricted securities" under the federal securities laws of the United States inasmuch as they are being acquired from Purchaser in a transaction exempt from registration under the Securities Act pursuant to Section 4(2) thereof and/or Regulation S promulgated thereunder and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection Seller represents that it is familiar with Rule 144 as promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Seller realizes that the basis for the exemption may not be present if, notwithstanding such representations, Seller has in mind merely acquiring the SICOR Common Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Seller has no such intention.

      3.6 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Seller further agrees not to make any disposition of all or any portion of the SICOR Common Stock unless and until:

      (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

      (b) Seller shall have notified Purchaser of the proposed disposition and shall have furnished Purchaser with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by Purchaser, Seller shall have furnished Purchaser with an opinion of counsel, reasonably satisfactory to Purchaser or its counsel, that such disposition will not require registration of such shares under the Securities Act.

      3.7 LEGENDS. It is understood that the certificates evidencing the SICOR Common Stock may bear one or all of the following legends:

            (a) "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold or offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement in effect for the securities under the Act or pursuant to an opinion of counsel satisfactory to the Company that such registration or compliance is not required as to such sale, offer or distribution; or (ii) unless sold pursuant to Rule 144 of such Act or in an offshore transaction (as defined in Regulation S under such Act) in accordance with Regulation S. If the holder of these securities is a non-U.S. person within the meaning of Regulation S under such Act, such holder agrees not to, directly or indirectly, engage in any hedging transaction with regard to this security or any common stock issuable upon conversion of this security except as permitted by such Act."

            (b) Any legend required by the laws of the State of California, U.S.A. or other jurisdiction.

            (c) A legend setting forth the restriction on transferability provided for in Section 3.6 hereof.

            (d) "These securities may not be sold, hypothecated, pledged or otherwise disposed of in the United States, its territories, possessions or any area subject to its jurisdiction, or to any person who is a national thereof or resident therein (including any estate of such person), or any corporation, partnership or other entity created or organized therein, unless such securities have been either registered under the Securities Act of 1933, as amended, or are exempt from the registration requirements of the Act, in the opinion of counsel satisfactory to the Company."

      3.8 DIRECTED SELLING EFFORTS. Seller will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the SICOR Common Stock received hereunder. To the best knowledge of Seller, neither the Company nor any person acting for the Company has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

                                   ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Except as contemplated by this Agreement, and as disclosed or excepted in the schedule attached hereto as Schedule 4 (the "Purchaser Disclosure Schedule") corresponding to a particular representation and warranty, Purchaser represents and warrants to Seller as follows as of the date hereof:

      4.1   AUTHORITY; NO CONFLICTS.

      (a) AUTHORITY. Purchaser has full power and authority to execute and deliver this Agreement and, subject to satisfaction of the conditions set forth herein, to consummate the transactions contemplated hereby. This Agreement has been duly authorized, validly executed and delivered on behalf of Purchaser and is a valid and binding agreement enforceable against Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. All corporate action on the part of Purchaser, their respective officers, directors, holders of capital stock and/or equity interests necessary for the authorization, execution and delivery of this Agreement by Purchaser, the performance of all obligations of Purchaser hereunder and the authorization, sale and delivery of the SICOR Common Stock has been taken. Purchaser has the capacity and authority to enter into this Agreement and to carry out and perform its obligations hereunder and this Agreement constitutes the, legal, valid and binding obligations of Purchaser, enforceable in accordance with its terms. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, will result in any violation of, be in conflict with, or constitute a default or give rise to a right of termination, cancellation or acceleration under any provision of (1) the charter or bylaws of Purchaser or resolution of the board of directors of Purchaser, (2) the Organizational Documents of Purchaser or any resolution of the board of directors of Purchaser; (3) any judgment, decree or order or any agreement, contract, understanding, loan, note, indenture or other instrument to which Purchaser is a party or by which it is bound; or (4) any statute, rule or governmental regulation applicable to Purchaser.

      (b) THIRD PARTIES CONSENTS. Purchaser has obtained all the necessary Consents, waivers and approvals of third parties that are required to be obtained by Purchaser in connection with the execution and delivery of this Agreement by Purchaser and the performance of the obligations of Purchaser hereunder. Except as set forth on Schedule 4.1(b), neither Purchaser is or will be required to give notice to any third party in connection with the execution and delivery of this Agreement by Purchaser or the transactions contemplated thereby.

      (c) GOVERNMENTAL ENTITIES APPROVALS. Purchaser has obtained all necessary consents, authorizations, approvals and orders, and shall have made all registrations, qualifications, designations, declarations or filings with any Governmental Entity required on the part of or with respect to Purchaser in connection with the consummation of the transactions contemplated by this Agreement. Except as set forth on Schedule 4.1(c) hereto, no consent, authorization, approval or order of, or registration, qualification, designation, declaration or filing with, any

Governmental Entity is required by or with respect to Purchaser in connection with the consummation of the transaction contemplated by this Agreement.

      4.2 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Purchaser has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing under the laws of each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, assets or financial condition, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

      4.3 BROKERS AND FINDERS. Purchaser has not dealt with any broker or finder in connection with the transactions contemplated by this Agreement. Purchaser has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

      4.4 VALID ISSUANCE OF COMMON STOCK. The shares of SICOR Common Stock (the "SICOR Shares") to be transferred to Seller pursuant to this Agreement have been duly authorized and at the Closing will be validly issued and outstanding, fully paid and nonassessable, and free and clear of any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or any restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership, other than in compliance with Securities Act and the restrictions set forth in Section 3.7 herein. The SICOR Shares are owned by Purchaser and no other person has any right, title or interest in or to the SICOR Shares. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and transfer of the SICOR Shares pursuant to this Agreement.

      4.5 GOVERNMENTAL CONSENTS. Other than compliance with the Securities Act, and such filings as may be required to be made with NASDAQ National Market System(the "NASDAQ"), no consent, approval order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority in any applicable jurisdiction on the part of Purchaser is required in connection with the consummation of the transactions contemplated by this Agreement.

      4.6 CONFLICTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a material breach of the terms, conditions or provisions of, or constitute a material default under, the charter or by-laws of Purchaser or any material contract, agreement or instrument to which Purchaser is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of The Netherlands or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body of The Netherlands having jurisdiction over Purchaser or any of its properties or assets.

      4.7 SEC DOCUMENTS; MATERIAL CONTRACTS. Purchaser has filed each statement, annual, quarterly and other report, registration statement and definitive proxy statement required to be filed (other than preliminary material) by Purchaser with the SEC subsequent to December 31,

1999 (the "SICOR SEC Documents"). As of their respective filing dates, the SICOR SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as the case may be, and none of the SICOR SEC Documents contained any untrue statements of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by any subsequently filed SICOR SEC Documents.

                                   ARTICLE 5

                    COVENANTS RELATING TO CONDUCT OF BUSINESS

      During the period from the date of this Agreement and continuing until the Closing, the Subsidiaries will act, and Seller agrees to cause the Subsidiaries to act, as follows (except as expressly contemplated by this Agreement or to the extent that Purchaser shall otherwise consent in writing):

      5.1 ORDINARY COURSE. Except for the transfer of assets between the Subsidiaries, each of the Subsidiaries shall carry on its business in the usual, regular and ordinary course, including the payment of all taxes, in substantially the same manner as heretofore conducted, shall maintain and preserve its respective assets in good condition and repair, reasonable wear and tear excepted, and, to the extent consistent with such business, use all commercially reasonable efforts consistent with past practice and policies to preserve intact its respective present business organizations, use its best efforts to keep available the services of its present key employees and preserve its relationships with present and potential customers, providers and others having business dealings with it to the end that its goodwill and ongoing business shall be unimpaired at the Closing Date.

      5.2 NO OTHER BIDS. Neither Seller nor any Subsidiary will, and each will use its best efforts to ensure that Seller's and each Subsidiary's directors, officers of employees do not, directly or indirectly, solicit or initiate or encourage any discussions or negotiations with, or participate in any negotiations with or provide any information to or otherwise cooperate in any other way with any corporation, partnership, person or other entity or group (other than Purchaser) concerning any sale of shares of capital stock and/or equity interests of the Subsidiaries (an "Alternative Transaction"). Purchaser shall be promptly notified in writing by Seller and the Subsidiaries of any of the events referred to in this Section including a summary of the material terms of any other bid.

      5.3 NO ACQUISITIONS. Except for the transfer of assets between the Subsidiaries, no Subsidiary will (a) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or (b) otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to such Subsidiary except in the ordinary course of business consistent with prior practice.

      5.4 NO DISPOSITIONS. Except for the transfer of assets between the Subsidiaries, no Subsidiary shall sell, assign, lease or otherwise dispose of any of its assets, individually or in the aggregate, except in the ordinary course of business consistent with prior practice and in any event not in excess of US$25,000 in the aggregate.

      5.5 INDEBTEDNESS. Except for the transfer of assets between the Subsidiaries, no Subsidiary shall incur any indebtedness for borrowed money or guarantee any indebtedness or guarantee any debt securities of others except in the ordinary course of business consistent with prior practice not to exceed and aggregate of US$25,000.

      5.6 BENEFIT PLANS, ETC. No Subsidiary shall adopt or amend in any material respect any employee plan, benefit arrangement or any other agreement with employees, and no Subsidiary shall increase compensation for its employees.

      5.7 OTHER ACTIONS. Neither Seller nor any Subsidiary shall, and each shall use best efforts to ensure that Biotechna's directors, officers, employees and other agents do not, take any action that would, or reasonably would be expected to, result in any of the representations and warranties set forth in this Agreement being or becoming untrue in any material respect, or in any of the conditions set forth in Article 7 not being satisfied.

      5.8 ADVICE OF CHANGES; GOVERNMENT FILINGS. Seller and each Subsidiary shall confer on a regular and frequent basis with Purchaser, report on operational matters and shall promptly advise Purchaser, orally and in writing, of any change or event having, or which, insofar as can reasonably be foreseen, could have, a Material Adverse Effect on a Subsidiary or which would cause or constitute a material breach of any of the representations, warranties or covenants of Seller or a Subsidiary contained herein. Seller and each Subsidiary shall promptly provide Purchaser or its counsel with copies of any filings made by such Subsidiary with any governmental entity in connection with this Agreement or the transactions contemplated hereby.

      5.9 ACCOUNTING METHODS. No Subsidiary shall change the methods of accounting for the business of such Subsidiary in effect at the date of the Financial Statements, except as required by changes in generally accepted accounting principles ("GAAP") and as concurred in by such Subsidiary's independent auditors. Purchaser shall be notified immediately as to any such change.

      5.10 DIVIDENDS. No Subsidiary shall declare, set aside or make any dividend or other distribution to holders of capital stock and/or equity interests, or purchase, redeem or reclassify any of their capital stock and/or equity interests, or effect any stock split, stock dividend, exchange or recapitalization, or enter into any agreement in respect of the foregoing.

      5.11 LIABILITIES. Except for the transfer of assets between the Subsidiaries, other than in the ordinary course of business, no Subsidiary shall waive any rights of material value, or cancel, discharge, satisfy or pay any debt, claim, lien, encumbrance, liability or obligation, whether absolute, accrued, contingent or otherwise, and shall not incur any obligations and liabilities other than incurred in the ordinary course of business.

      5.12 CONTRACTS. Except for the transfer of assets between the Subsidiaries, other than in the ordinary course of business and consistent with past practices, no Subsidiary shall enter into, make any amendment of or terminate any lease, contract, license or other agreement to which such Subsidiary is a party.

                                   ARTICLE 6

                              ADDITIONAL AGREEMENTS

      6.1 ACCESS AND INFORMATION. Seller and each Subsidiary shall afford Purchaser and its accountants, counsel, investment bankers and other representatives full and complete access during normal business hours throughout the period prior to the Closing Date to all of the properties, books, contracts, commitments, records, facilities and personnel of each Subsidiary and, during such period, shall furnish to Purchaser all information concerning the business, properties and personnel of each Subsidiary as Purchaser may reasonably request. Purchaser shall provide Seller with information and documentation necessary and appropriate to enable it to determine whether to acquire the SICOR Common Stock.

      6.2 NOTICE OF CHANGES. If, between the date hereof and the Closing Date, any governmental authority shall commence any examination, review, investigation, action, suit or proceeding against any party with respect to this Agreement, each party shall give prompt notice thereof to the others, shall keep the other parties informed as to the status thereof and shall permit the other parties to observe and be present at each meeting, conference or other proceeding and to have access to and be consulted in connection with any document filed or provided to such governmental authority in connection with such examination, review, investigation, action, suit or proceeding.

      6.3 CERTAIN DEFAULTS. Seller and each Subsidiary shall give prompt written notice to Purchaser of any notice of default received by it subsequent to the date of this Agreement and prior to the Closing Date under any instrument or agreement to which it is a party or by which it is bound which may affect adversely the interests of Purchaser in this Agreement or any transaction contemplated hereby. Purchaser shall give similar notice to Seller with respect to any and all defaults which may affect adversely the interests of Seller in this Agreement or any transaction contemplated hereby.

      6.4 CONSENTS. Each of the parties shall use its best efforts to obtain all authorizations, consents or other approvals required, respectively, to be obtained by such party from any governmental authority or other person in connection with consummation of the transactions contemplated by this Agreement.

      6.5 NOTICE OF BREACH. Each of the parties shall immediately give notice to the others of the occurrence of any event, or the failure of any event to occur, that results in a breach of any representation or warranty contained herein by such party or a failure by said party to comply with any covenant, condition or agreement contained herein.

      6.6 EXPENSES. Each party hereto shall pay its own expenses arising out of the transactions herein contemplated (including legal, investment bankers, accounting and travel fees and expenses).

      6.7 PUBLIC DISCLOSURE. Prior to the Closing, none of the parties hereto shall make any public release of information concerning the terms and conditions of this Agreement or the transactions contemplated hereby without the prior joint review and approval of Purchaser and Seller, which approval shall not be unreasonably withheld; provided, however, that the parties may each continue such communications with employees, customers, suppliers, lenders, lessors, shareholders and other particular groups as may be legally required or necessary and not inconsistent with the best interests of the other parties hereto.

      6.8 SECTION 338. At Purchaser's sole discretion, Purchaser may elect under Section 338 of the United States Internal Revenue Code to treat the purchase of Gatio Shares as a purchase of assets for United States federal income tax purposes. In such event, Seller hereby agrees to cooperate in all respects with such election.

      6.9   REGISTRATION ON FORM S-3.

      (a) FILING OF REGISTRATION STATEMENT. Purchaser shall use its best efforts to secure effectiveness of, as soon as practicable, and shall file no later than ninety (90) days after the Closing Date (unless such registration is not permitted under the applicable rules and regulations of the Securities and Exchange Commission (the "Commission")), a registration statement on Form S-3 (the "Registration Statement") with the Commission under the Securities Act to register the resale of the SICOR Common Shares (the "Registrable Securities"); provided however, that in the event Purchaser fails (due to an action or inaction of Purchaser) to be eligible to file a registration statement on Form S-3, Purchaser shall file a registration statement on Form S-1.

      (b) REGISTRATION EXPENSES. Purchaser shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each holder of Registrable Securities (the "Holders") shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by such Holder. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by Purchaser in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for Purchaser, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for any Holder.

      (c) ADDITIONAL COMPANY OBLIGATIONS. In the case of any registration effected by Purchaser pursuant to these registration provisions, Purchaser will use its best efforts to: (i) keep such registration effective until December 31, 2006 (or such earlier date as all of the Registrable Securities have been sold or may be sold under Rule 144(k)); (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request; (iv) cause all such Registrable Securities registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by Purchaser are then listed or quoted; (v) provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable Securities; (vi) use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and (vii) advise Holders of the issuance of any stop order by the SEC with respect to the Registration Statement or any request by the SEC for an amendment to the Registration Statement, and notify Holders of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (viii) file the documents required of Purchaser and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Registrable Securities are originally sold and (B) all other states specified in writing by a Holder as may reasonably be required to sell such Holder's Registrable Securities, provided as to clause (B), however, that Purchaser shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

      6.10  INDEMNIFICATION AND CONTRIBUTION.

      (a) INDEMNIFICATION BY PURCHASER. Purchaser agrees to indemnify and hold harmless each Holder from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such Holder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any claim by a third party asserting any untrue statement of a material fact contained in the Registration Statement, on the effective date thereof, or arise out of any failure by Purchaser to fulfill any undertaking included in the Registration Statement, and Purchaser will, as incurred, reimburse such Holder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that Purchaser shall not be liable in any such case to the extent that such loss, claim, damages or liability arises out of, or is based upon (i) an untrue statement or alleged untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to Purchaser by or on behalf of such Holder specifically for use in preparation of the Registration Statement or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

      (b) INDEMNIFICATION BY HOLDER. Each Holder, severally and not jointly, agrees to indemnify and hold harmless Purchaser from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Purchaser may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any claim by a third party asserting (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to Purchaser by or on behalf of such Holder specifically for use in preparation of the Registration Statement, provided, however, that no Holder shall be liable in any such case for any untrue statement included in any Prospectus which statement has been corrected, in writing, by such Holder and delivered to Purchaser at least three business days before the sale from which such loss occurred or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder, and each Holder, severally and not jointly, will, as incurred, reimburse Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

      (c) INDEMNIFICATION PROCEDURES. Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.10, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable opinion of counsel for the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that in the case of the immediately preceding proviso the indemnifying person shall not be responsible for the legal expenses of more than one counsel for all indemnified persons.

      (d) CONTRIBUTION IN LIEU OF INDEMNITY. If the indemnification provided for in this Section 6.10 is unavailable to or insufficient to hold harmless an indemnified party under Section 6.10(a) or 6.10(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Purchaser on the one hand or a Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Purchaser and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6.10(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6.10(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 6.10(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6.10(d), no

Holder shall be required to contribute any amount in excess of the net amount received by the Holder from the sale of the Registrable Securities to which such loss relates. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 6.10(d) to contribute are several in proportion to their respective sales of Registrable Securities to which such loss relates and not joint.

      (e) CONTROLLING PERSONS INDEMNIFIED. The obligations of Purchaser and the Holders under this Section 6.10 shall be in addition to any liability which Purchaser and the respective Holders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls Purchaser or any Holder within the meaning of the Securities Act.

      6.11 TRANSFER OF REGISTRATION RIGHTS. The right to sell Registrable Securities pursuant to the registration statement described herein will automatically be assigned to each transferee of at least 50,000 SICOR Common Shares. In the event that it is necessary, in order to permit a Holder to sell Registrable Securities pursuant to the Registration Statement, to amend the Registration Statement to name such Holder, such Holder shall, upon written notice to Purchaser, be entitled to have Purchaser make such amendment as soon as reasonably practicable. Notwithstanding the above provisions relating to Registration Expenses, in the event that such an amendment is requested, the Holder shall, at the request of Purchaser, be obligated to reimburse Purchaser for reasonable Registration Expenses incurred by it in connection with such amendment.

      6.12 REPORTS UNDER THE EXCHANGE ACT. With a view to make available to the Purchasers or Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Purchaser or Holder to sell Securities to the public without registration or pursuant to a registration on Form S-3, Purchaser will covenant and agree to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Closing; (ii) file with the SEC in a timely manner all reports and other documents required of Purchaser under the Securities Act and the Exchange Act; and (iii) furnish to any Purchaser or Holder, so long as the Purchaser or Holder owns any Securities forthwith upon request, (A) a written statement by Purchaser that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of Purchaser, and (C) such other information as may be reasonably requested in order to avail any Purchaser or Holder of any rule or regulation of the SEC that permits the selling of any such Securities without registration or pursuant to such Form S-3.

      6.13 EQUITY COMPENSATION. After the Closing Date, Purchaser shall offer to certain employees of Biotechna equity compensation, in the form of options to acquire an aggregate amount of shares of SICOR Common Stock not to exceed 233,000 shares.

      6.14 BIOPHARMA LTD. OBLIGATIONS. Rakepoll and Seller acknowledge fully responsibility for the obligations and liabilities of Biopharma Ltd. pre-Closing and post-Closing and agree that neither SICOR nor the Subsidiaries will be responsible for any of Biopharma Ltd.'s obligations or liabilities.

                                   ARTICLE 7

                       CONDITIONS PRECEDENT TO THE CLOSING

      7.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE TRANSACTION. The respective obligations of each of the parties to effect the Transaction and the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions unless waived by each of Purchaser and Seller:

            (a) GOVERNMENT APPROVALS. All authorizations, consents, orders or approvals of, or declarations or filings with, any governmental entity in the Republic of Lithuania, The Netherlands, the United States or any other applicable jurisdiction, as the case may be, deemed necessary or appropriate by Purchaser or Seller for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or obtained, in each case subject to no term, condition or restriction unacceptable to Purchaser or Seller. Purchaser and Seller agree to cooperate with each other to the fullest extent practicable in satisfying all applicable filing requirements, and in obtaining all applicable regulatory approvals.

            (b) LEGAL ACTION. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the Transaction shall have been issued by any court in the Republic of Lithuania, The Netherlands, the United States or any other applicable jurisdiction, as the case may be, and remain in effect, and no litigation seeking the issuance of such an order or injunction, shall be pending which, in the good faith judgment of Seller or Purchaser, has a reasonable probability of resulting in such order, injunction or damages. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

            (c) STATUTES. No statute, rule or regulation shall have been enacted by the government of the Republic of Lithuania, The Netherlands, the United States or any other applicable jurisdiction, or any state or agency thereof which would make the consummation of the Transaction illegal.

            (d) MANAGEMENT INTACT. Each of Vladas Algirdas Bumelis, Arunas Vaitkevicius and Vytautas Naktinis shall be employees of Biotechna, and no event or events shall have occurred which have affected, or could be expected to affect, the ability of such persons to continue to serve as employees in their present capacities of Biotechna following the Transaction.

            (e) BOARD OF DIRECTOR AND STOCKHOLDER APPROVAL. The Seller and each of its Subsidiaries and Purchaser(i) shall have obtained all necessary approvals of their respective Boards of Directors, (ii) and shall have obtained all necessary approvals of their respective holders of shares of capital stock to approve this Agreement and the Transaction.

      7.2 CONDITIONS TO OBLIGATIONS OF SELLER. The obligations of Seller to effect the Transaction and the other transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions, unless waived by Seller:

            (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and Seller shall have received from Purchaser a certificate substantially in the form of Exhibit 7.2(a) to such effect.

            (b) PERFORMANCE OF OBLIGATIONS OF PURCHASER. Purchaser shall have performed in all material respects all obligations required to be performed by them under this Agreement prior to the Closing Date, and Seller shall have received from Purchaser a certificate substantially in the form of Exhibit 7.2(b) to such effect.

            (c) PROCEEDINGS AND DOCUMENTS. Purchaser shall have duly executed this Agreement. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall have been delivered to Seller and be reasonably satisfactory in form and substance to Seller, and Seller shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

            (d) BANKING UNDERTAKING. Prior to the Closing Date, Purchaser shall have delivered to Seller and Rakepoll Finance an undertaking in the form set forth as Exhibit 7.2(d) hereto.

      7.3 CONDITIONS TO OBLIGATIONS OF PURCHASER. The obligations of Purchaser to effect the Transaction and the other transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions, unless waived by Purchaser:

            (a) DELIVERY BY SELLER. Seller shall have executed and delivered to Purchaser at the Closing certificates, assignments and such additional documents as may be requested by Purchaser to transfer title to the Gatio Shares to Purchaser.

            (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller and each Subsidiary set forth in this Agreement, or in any corporate document or instrument delivered in connection herewith, shall be true and correct in all material respects as of the date of this Agreement and as if made at and as of the Closing Date, except as otherwise contemplated by this Agreement, and Purchaser shall have received from Seller and each of the Subsidiaries a certificate or certificates, substantially in the form of Exhibit 7.3(b), to such effect.

            (c) PERFORMANCE OF OBLIGATIONS OF SELLER AND THE SUBSIDIARIES. Seller and each of the Subsidiaries shall have performed in all material respects all obligations required to be performed by each under this Agreement prior to the Closing Date, and Purchaser shall have received from Seller and each of the Subsidiaries a certificate, substantially in the form of Exhibit 7.3(c), to such effect.

            (d) OPINIONS OF COUNSEL TO SELLER AND COUNSEL TO EACH SUBSIDIARY. Purchaser shall have received opinions dated as of the Closing Date of Spiess Brunoni Pedrazzini Molino, outside counsel to Seller and Gatio, and of McDermott, Will & Emery Law Firm Jaskutelis, outside counsel to Biotechna, covering the items substantially as set forth in Exhibit 7.3(d).

            (e) NO MATERIAL ADVERSE CHANGE. Since the date of this Agreement there shall have been no changes in the condition (financial or otherwise), business, prospects, employees, operations, obligations or liabilities of any Subsidiary which, in the aggregate, have had or may be reasonably expected to have a Material Adverse Effect on the financial condition, business, or operations of such Subsidiary.

            (f) CHANGE IN LAWS OR REGULATIONS. Since the date of this Agreement, no statute shall have been enacted and no rule or regulation shall have been adopted by the Republic of Lithuania, The Netherlands, United States or any agency or authority thereof which (i) has had or may reasonably be expected to have a Material Adverse Effect on the condition (financial or otherwise), business, net worth, assets, prospects, properties, employees, operations, obligations or liabilities of Biotechna or Gatio, as the case may be, or (ii) would prohibit the ownership or operation of all or a material portion of the business or assets of Biotechna or Gatio, as the case may be, or compel Biotechna or Gatio, as the case may be, to dispose of or hold separate all or a material portion of its respective business or assets, as a result of the Transaction, or
      (iii) render any party unable to consummate the Transaction, or render the Transaction economically not advantageous to Purchaser, except for any waiting period provisions.

            (g) DUE DILIGENCE. Purchaser shall have completed the due diligence examination of Biotechna and Gatio, including without limitation, the financial statements and projections, tax status, accounting and actuarial methods, assets, liabilities and operations, the results of which must be satisfactory to Purchaser. Seller acknowledges that Purchaser has the absolute discretion to terminate this Agreement at any time following the date of this Agreement and prior to Closing if it is not satisfied in its sole discretion with its due diligence review.

            (h) QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the Republic of Lithuania, The Netherlands, or of any state thereof that are required in connection with the lawful sale or transfer of control of the Biotechna Shares or the Gatio Shares to Purchaser pursuant to this Agreement shall be duly obtained and effective as of the Closing.

            (i) THIRD-PARTY APPROVALS. Any and all consents or approvals required from third parties relating to contracts, agreements, licenses, leases and other instruments, material to the business of the Subsidiaries shall have been obtained.

            (j) EMPLOYEES. Each Subsidiary shall have executed satisfactory employee proprietary information and inventions agreements in the form attached hereto as Exhibit 7.3(j) with all employees of such Subsidiary that shall be retained in the business of such Subsidiary upon consummation of the Transaction.

            (k) PROCEEDINGS AND DOCUMENTS. Seller and each Subsidiary shall have duly executed this Agreement. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall have been delivered to Purchaser and be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

            (l) ANTITRUST FILINGS. All filings requirements with the Competition Council of the Republic of Lithuania, any applicable filing requirements of The Netherlands and any other applicable filing requirements in connection with the Transaction shall have been complied with.

            (m) DIRECTOR RESIGNATIONS. Prior to the Closing Date, Seller and its Subsidiaries shall take all reasonable efforts to deliver to Purchaser the resignations of such directors of the Subsidiaries as Purchaser shall specify, effective on the Closing Date.

            (n) BIOFA AB OBLIGATIONS. Prior to the Closing Date, all debts, liabilities and obligations of Seller or its Subsidiaries to Biofa AB shall have been satisfied and evidence of satisfaction of such debts, liabilities and obligations shall have been delivered to Purchaser.

            (o)   COMMON STOCK RESTRICTION AGREEMENT. The individuals listed on
      Schedule 7.3(o) shall enter into a Common Stock Restrictions Agreement, substantially in the form attached hereto as Exhibit 7.3(o), with Purchaser.

            (p)   EMPLOYMENT AGREEMENT AMENDMENTS. The individuals listed on
      Schedule 7.3(q) shall enter into a Employment Agreement Amendment, substantially in the forms attached hereto as Exhibit 7.3(p)(i) and
      Exhibit 7.3(p)(ii), as the case may be, with Biotechna.

                                    ARTICLE 8

                  INDEMNIFICATION; SURVIVAL OF REPRESENTATIONS
                                 AND WARRANTIES

      8.1   INDEMNIFICATION BY SELLER.

      Seller and Rakepoll Finance shall jointly and severally indemnify and hold harmless Purchaser and each of its agents, representatives, employees, officers, directors, stockholders, controlling persons and affiliates (collectively, the "Indemnified Persons," each an "Indemnified Person"), and shall reimburse the Indemnified Persons for any loss, liability, claim, damage, expense (including, but not limited to, costs of investigation and defense and reasonable attorneys' fees and including any action brought or otherwise initiated by Purchaser) or diminution of value, whether or not involving a third-party claim (collectively, "Damages") arising from or in connection with (i) any inaccuracy in any of the representations and warranties of Seller or any Subsidiary in this Agreement or in any certificate or document delivered by Seller or any Subsidiary pursuant to this Agreement, or any actions, omissions or statement of facts inconsistent with any such representation or warranty, (ii) any failure by Seller or any Subsidiary to perform or comply with any covenant in this Agreement, (iii) any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such person with Seller (or any person acting on their behalf) in connection with this Agreement or (iv) any claim against Purchaser or any Subsidiary by current or former stockholders or current or former employees of Biofa AB. Seller and Rakepoll Finance acknowledge that the above Damages, if any, would relate to unresolved contingencies existing at the date hereof, which, if resolved at the date hereof, would have led to a reduction in the aggregate Purchase Price. Seller and Rakepoll Finance's obligation to indemnify Indemnified Persons pursuant to this Section 8.1 shall exist (i) for a period of five years from the Closing Date for any inaccuracy in the representations and warranties contained in Sections 2.16 and 2.21; (ii) until thirty (30) business days following the expiration of the statute of limitations applicable to the underlying claim for any claims by Purchaser based upon any inaccuracy of the representations and warranties contained in Section
2.9 or upon fraud; and (iii) for a period of eighteen months from the Closing Date for all other claims made pursuant to this Section 8.1. Notwithstanding the foregoing, if Seller, Rakepoll Finance or the Escrow Agent (as defined below), as the case may be, shall receive a Claim (as defined below), within the applicable time period set forth in the preceding sentence, Seller and Rakepoll Finance's obligation to indemnify Indemnified Persons shall survive as to such claim until such Claim has been finally resolved.

      8.2   PROCEDURE FOR INDEMNIFICATION.

      (a) ESCROW FUND AND INDEMNIFICATION. Subject to the following requirements set forth in this Section 8.2, the Indemnified Persons shall be entitled to assert indemnification claims and receive indemnification payments from the Escrow Fund, as defined in Section 1.4 above. Seller and Rakepoll Finance's obligation to indemnify Indemnified Persons pursuant to Section 8.1 shall not be limited to the aggregate value of the Escrow Fund; provided, however, that Seller or Rakepoll Finance shall not have any obligation to indemnify Indemnified Persons under this Agreement of any sort whatsoever in excess of US$5,000,000. Indemnified Persons shall receive indemnification payments directly from Seller or, at the sole option of the Indemnified Persons, Rakepoll Finance to the extent that Seller and Rakepoll Finance's obligations exceed the aggregate value of the Escrow Fund or the Seller, Rakepoll Finance, or the Escrow Agent, receives the Claim after the Escrow Period (as defined below).

      (b) ESCROW PERIOD. Subject to the following requirements, the Escrow Fund shall be in existence immediately following the Closing Date and shall continue until 5:00 p.m., California time, on the date which is eighteen months after the Closing Date (the "Escrow Period"); provided that the Escrow Period shall not terminate with respect to such amount (or some portion thereof) as together with the aggregate amount remaining in the Escrow Fund is necessary in the reasonable judgment of Purchaser, subject to the objection of Seller, or Rakepoll Finance and the subsequent arbitration of the matter in the manner provided in Section 8.2(f) hereof, to satisfy any unresolved Claims (as defined below) for Damages. As soon as such Claims have been resolved, the Escrow Agent shall deliver to Seller the remaining portion of the Escrow Fund not required to satisfy any other such unresolved Claims.

      (c)   CLAIMS UPON ESCROW FUND.

            (i) Upon receipt by the Escrow Agent at any time during the Escrow Period of a Claim in the form of a certificate signed by any officer of Purchaser (a "Claim"):

            (ii) stating that an Indemnified Person has paid or properly accrued or reasonably anticipates that it will have to pay or accrue Damages; and

            (iii) specifying in reasonable detail the individual items of Damages included in the amount so stated, the date each such item was paid or properly accrued, or the basis for such anticipated liability, and the nature of the misrepresentation, breach of warranty or covenant to which such item is related and, to the extent known, a reasonable summary of the facts underlying the Claim; and

provided that no objection is received from Seller or Rakepoll Finance in accordance with Section 8.2(e), the Escrow Agent shall, subject to the provisions of Section 8.2(e) hereof, deliver to Purchaser, as promptly as practicable, a number of Escrow Shares held in the Escrow Fund in an amount equal to such Damages (the "Delivery").

            (iv) For the purposes of determining the number of Escrow Shares to be delivered to Purchaser pursuant to Section 8.2 hereof, the Escrow Shares shall be valued at the average of the closing price of SICOR Common Stock on the 20 consecutive trading days ending on the trading day immediately prior to the date of the Delivery, Settlement Memorandum (as hereinafter defined) or Award (as hereinafter defined), as applicable. Purchaser and Seller shall certify such fair market value in a certificate signed on behalf of Purchaser and Seller and shall deliver such certificate to the Escrow Agent.

      (d) OBJECTIONS TO CLAIMS. At the time of delivery of any Claim to the Escrow Agent, a duplicate copy of such Claim shall be delivered to the Seller and for a period of thirty (30) days after such delivery the Escrow Agent shall make no delivery to Purchaser of any Escrow Shares pursuant to Section 8.2(d) hereof unless the Escrow Agent shall have received written authorization from the Seller to make such delivery. After the expiration of such thirty (30) day period, the Escrow Agent shall make delivery to Purchaser of the number of Escrow Shares from the Escrow Fund determined in accordance with Section 8.2(d) hereof, provided that no such payment or delivery may be made if Seller or Rakepoll Finance shall object in a written statement to the Claim, and such statement shall have been delivered to the Escrow Agent prior to the expiration of such thirty (30) day period.

      (e)   RESOLUTION OF CONFLICTS.

            (i) In case Seller shall object in writing to any Claim, Seller and Purchaser shall attempt in good faith to agree upon the rights of the respective parties with respect to such Claim. If Seller and Purchaser should so agree, a memorandum setting forth such agreement shall be prepared, dated and signed by both parties and shall be furnished to the Escrow Agent (the "Settlement Memorandum"). The Escrow Agent shall be entitled to rely on any such memorandum and distribute the Escrow Shares from the Escrow Fund in accordance with the terms thereof.

            (ii) If no such agreement can be reached after good faith negotiation, the parties shall settle the Claim in accordance with the arbitration procedures set forth in Section 11.4, unless the amount of the damage or loss is at issue in pending litigation with a third party, in which event arbitration pursuant to Section 11.4 shall not be commenced until such amount is ascertained or both parties agree to arbitration. The decision as to the validity and amount of any Claim shall be binding and conclusive upon the parties to this Agreement, and notwithstanding anything in Section 8.2(e) hereof, the Escrow Agent shall be entitled to act in accordance with such decision and make or withhold payments out of the Escrow Fund in accordance therewith.

      (f) THIRD-PARTY CLAIMS. In the event Purchaser becomes aware of a third-party claim which Purchaser believes may result in a demand against the Escrow Fund, Purchaser shall notify Seller of such claim, and Seller shall be entitled, at its expense, to participate in any defense of such claim. Purchaser shall have the right in its sole discretion to settle any such claim; provided, however, that except with the consent of Seller no settlement of any such claim with third-party claimants shall alone be determinative of the amount of any claim against the Escrow Fund. In the event of any settlement without the consent of Seller, then no information relating to the settlement may be introduced in arbitration proceeding. In the event that Seller has consented in writing to any such settlement and acknowledged that the claim by Purchaser is a valid claim against the Escrow Fund, neither Seller nor Rakepoll Finance shall have any power or authority to object under any provision of this Article 8 to the amount of any claim by Purchaser with respect to such settlement.

      8.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF SELLER. All representations and warranties of Seller and the Subsidiaries contained herein (including all schedules and exhibits hereto) or in any certificate or other instrument delivered pursuant hereto at the Closing in connection with the transactions contemplated hereby shall survive the Closing and (i) the representations and warranties set forth in Sections 2.16 and 2.21 shall remain in full force and effect for a period of five (5) years following the Closing Date, (ii) the representations and warranties set forth in Sections 2.9 and any representations and warranties set forth in Article 2 relating to a claim for fraud shall remain in full force and effect until expiration of the statutes of limitations applicable to such underlying claim and (iii) all other representations and warranties shall remain in full force and effect for eighteen (18) months following the Closing Date. None of the Seller's representations and warranties shall be affected by any investigation conducted for or on behalf of Purchaser with respect thereto or any knowledge acquired by Purchaser or its respective officers, directors, employees, shareholders or agents as to the accuracy or inaccuracy of any such representation or warranty. The waiver of any condition based on the accuracy of any representation or warranty, or the performance or compliance of any covenant or obligation, will not affect the right to indemnification set forth in this Article 8.

      8.4 RELEASE OF THE ESCROW FUND. Upon expiration of the Escrow Period, the Escrow Agent shall immediately transfer all or any outstanding portion of the Escrow Fund to the Seller in the event that no Claim has been notified by the Purchaser pursuant to Article 8.2.(c) or such Claim has been settled by the Arbitration pursuant to Article 8.2.(e).

      8.5   EXCLUSIONS AND LIMITATIONS.

      (a) Anything in this Agreement or in any applicable law to the contrary notwithstanding, the Seller and Rakepoll Finance's liabilities under Article
8.1. shall be subject to the following restrictions and limitations:

            (i) Seller and Rakepoll Finance shall have no obligation until the aggregate of all amounts that would otherwise be due pursuant to paragraph
      8.1 exceeds US$75,000, provided that, if such limit is exceeded, Seller and Rakepoll Finance's liability shall include the entire amount to be indemnified;

            (ii) in no event will Seller or Rakepoll Finance be responsible to Purchaser with respect to:

            (1) any actual or alleged breach of the representations and warranties contained in this Agreement (other than representations and warranties concerning title to any properties (including absence of liens and encumbrances thereon), taxes, labor matters or compliance with laws) of which Seller is notified more than sixty (60) days following the date upon which Purchaser becomes aware of such actual or alleged breach, but only to the extent that Seller is materially prejudiced by such failure of notification within such time period; or

            (2) any actual or alleged breach of the representations and warranties concerning taxes, labor matters or compliance with laws contained in this Agreement of which Seller is notified more than thirty (30) business days following the date on which any claim by the competent authorities or other interested party or parties with respect to matters covered by such representations and warranties is finally barred by the applicable statute of limitations.

            (3) Notwithstanding the provisions of sub-paragraphs (1) and (2) above, Seller and Rakepoll Finance's obligations under paragraph 8.1 shall survive the expiration of the time limits provided therein in respect of any actual or alleged breach of representations or warranties of the Sellers referred to therein which is the subject matter of an arbitration proceeding under Article 11.4 hereof or of a judicial dispute as of the date of such expiration.

      8.6 RELEASE OF THE ESCROW FUND. Upon expiry of the Escrow Period the Escrow Agent shall immediately transfer all or any outstanding portion of the Escrow Fund to the Seller in the event that no Claim has been notified by the Purchaser pursuant to Article 8.2.(c) or such Claim has been settled by the Arbitration pursuant to Article 8.2.(e).

      8.7 LIABILITY OF PURCHASER. For a period of eighteen months following the Closing, Purchaser shall be liable to Seller for all costs, damages and reasonable expenses (including reasonable attorney's fees) suffered by Seller arising out of any misrepresentation or breach of any warranty or breach of the covenants or other obligations of Purchaser under or in connection with this Agreement.

                                   ARTICLE 9

                        TERMINATION, AMENDMENT AND WAIVER

      9.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

      (a)   By mutual agreement of Purchaser and Seller;

      (b) By Seller if on or before July 30, 2001, any of the conditions specified in Sections 7.1 and 7.2 has not been met or waived by Seller; or

      (c) By Purchaser if on or before July 30, 2001, any of the conditions specified in Sections 7.1 and 7.3 has not been met or waived by Purchaser.

      9.2 EFFECT OF TERMINATION. In the event of termination of this Agreement by Seller, on the one hand, or Purchaser, on the other, as provided above, this Agreement, subject to provisions of Section 10.1 hereof, shall forthwith become void and there shall be no liability on the part of any party hereto, except for the willful breaches of this Agreement prior to the time of such termination and except that the indemnification provisions pursuant to Article 8 hereof shall survive termination for claims arising prior to the termination.

      9.3 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by or on behalf of Purchaser and Seller.

      9.4 EXTENSION; WAIVER. At any time prior to the Closing Date, any party may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto (provided that the term of this Agreement shall not be extended without the consent of all parties), (b) waive any inaccuracies in the representations and warranties contained herein for its benefit or in any document delivered to it pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein for its benefit. Any agreement on the part of a party hereto to any such extension or waiver shall not be valid unless set forth in any instrument in writing signed on behalf of such party.

                                   ARTICLE 10

                                 CONFIDENTIALITY

      During the term of this Agreement, and until five years from the Closing Date, each party shall maintain in confidence all information disclosed by one Party (the "Disclosing Party") to the other party, to the extent such information is maintained as confidential by the Disclosing Party (the "Confidential Information"), and shall not use or grant the use of the Confidential Information except for the purpose of carrying out and consummating the transactions contemplated by this Agreement. Each party shall limit internal disclosure of the other Party's Confidential Information on a need-to-know basis to those directors, officers and employees, provided that such persons are obligated in writing or otherwise bound by fiduciary obligations to hold in confidence and not make use of the Confidential Information for any purpose other than those permitted by this Agreement.

      The obligations contained in Section 10.1 above shall not apply to the extent that (a) a party is required to disclose information by law, order or regulation of a governmental agency or a court of competent jurisdiction, provided that such party shall provide written notice thereof to the Disclosing Party and the Disclosing Party has sufficient opportunity to object to any such disclosure or to request confidential treatment thereof; or (b) such party can demonstrate by written documentation that (i) the information was public knowledge at the time of such disclosure by the Disclosing Party, or thereafter became public knowledge, other than as a result of acts attributable to such other Party in violation hereof; (ii) the information was rightfully known by the other party prior to the date of disclosure by the Disclosing Party; or
(iii) the information was disclosed to the other party on an unrestricted basis from a third party not under a duty of confidentiality to the Disclosing Party.

      Except as otherwise required by applicable law, regulation or order of a governmental agency or court of competent jurisdiction, neither party shall use the name of the other party or the other party's directors, officers or employees (other than to the extent that a person may be a common director, officer or employee) in any advertising, news release or other publication, without the prior express written consent of the other party.

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

      11.1 SCHEDULE UPDATES. Seller and Purchaser shall each promptly disclose to the other party if any material information contained in their respective representations and warranties is incomplete or is no longer correct as of all times after the date hereof until the Closing; provided however that any such disclosure or correction shall not affect the rights of Purchaser pursuant to Sections 7.3(b) or 8.1 of this Agreement.

      11.2 SUCCESSORS AND ASSIGNS. No part of this Agreement or any rights, duties or obligations described herein shall be assigned or delegated without the express written consent of the parties hereto, except that Purchaser may assign its rights, obligations and responsibilities to an affiliate of Purchaser. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

      11.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject hereof and supersedes all prior agreements and understandings, both written and oral.

      11.4  GOVERNING LAW AND DISPUTE RESOLUTION.

      (a) GOVERNING LAW. This Agreement shall in all respects be governed by and construed, and any decision by arbitrator(s) pursuant to this Article 11, shall be rendered in accordance with, the substantive laws of the State of California, (U.S.A.), without regard to its choice of law rules. Notwithstanding the foregoing sentence, questions concerning arbitrability under the dispute resolution provision hereof shall be governed exclusively by the United States Arbitration Act.

      (b) ARBITRATION. In the event of any dispute, controversy or claim arising out of or relating to this Agreement, or to the breach or termination hereof (a "Dispute"), the parties agree to resolve the same as follows:

            (i) The parties to the Dispute shall use all reasonable attempts to resolve the Dispute through consultations and negotiations. Within twenty (20) days of written notice, pursuant to Section 11.5, that there is a Dispute, the parties shall meet in New York or confer by telephone in an effort to reach an amicable settlement and to explore alternative means to resolve the Dispute expeditiously (e.g., mediation).

            (ii) If the Dispute has not been resolved amicably within forty-five (45) days after any party provides notice thereof, unless the parties agree otherwise, the Dispute shall be resolved by final and binding arbitration in London, England, in accordance with the Arbitration Rules of the United Nations Commission on International Trade Law ("UNCITRAL"), as in effect on the date of this Agreement. The London Court of International Arbitration shall serve as the appointing authority. There shall be one arbitrator, who shall be neutral, independent and impartial. The arbitrator may be of any nationality, but must have knowledge and experience in the biotech industry. The language to be used in the arbitral proceeding shall be English. The arbitrators shall render a written award stating the reasons for the decision (the "Award"). Judgment on an Award or decision may be entered by any court of competent jurisdiction, or application may be made to such a court for judicial acceptance of the award or decision and any appropriate order, including enforcement. The parties agree to exclude the right of appeal to the High Court under any arbitration Act in relation to an award or a question of law arising in the course of a reference under this clause.

            (iii) Each of the parties hereto consents to the submission of any Dispute for settlement by final and binding arbitration in accordance with Subsection (b) above, and hereby waives any other forum that may apply to it by reason of its present or future domicile, or for any other reason. Such consent shall satisfy the requirements for an "agreement in writing" pursuant to Article II of the United Nations Convention on the Recognition and Enforcement of Foreign Arbitration Awards, done at New York on June 10, 1958.

            (iv) The parties hereby agree to continue to perform their obligations hereunder while any Dispute is pending.

            (v) Each of the parties hereby undertakes to carry out without delay the provisions of any arbitral award or decision.

            (vi)  The dispute resolution proceedings contemplated by this
      Article 11 shall be as confidential and private as permitted by law. To that end, the parties shall not disclose the existence, content or results of any proceedings conducted in accordance with this Article 11, and material prepared or submitted in connection with such proceedings shall not be admissible in any other proceeding, provided, however, that this confidentiality provision shall not prevent a petition to vacate or enforce an arbitral award, and shall not bar disclosures required by law. The parties agree that any decision or award resulting from proceedings in accordance with these dispute resolution provisions shall have no preclusive effect in any other matter involving third parties.

            (vii) All of the parties agree that any breach of the terms of this Agreement may give rise to irreparable harm to any of them for which money damages would not be an adequate remedy, and accordingly agree that, in addition to other remedies, the non-breaching party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy as a remedy of money damages.

      11.5 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered personally or sent by certified mail, postage prepaid, by telecopy, or by courier service, as follows:

      (a)   IF TO PURCHASER TO:

            SICOR Inc.
            19 Hughes
            Irvine, CA  92718
            Attn:  Chief Executive Officer
            Tel:  (949) 455-4851
            Fax:  (949) 457-2852

      with copies to:

            Pillsbury Winthrop LLP
            50 Fremont Street
            San Francisco, CA  94105
            Attn:  Thomas E. Sparks, Jr.
            Tel:  (415) 983-1000
            Fax:  (415) 983-1200

      (b)   IF TO SELLER:

            Bio-Rakepoll N.V.
            Caracasbaaiweg 201
            Curacao, Netherlands Antilles
            Attn:  Heinrich Kamperveen
            Tel:  +599.9-434.3643
      with copies to:

            Avv. Massimo Pedrazzini / Avv. Davide Mottis
            Studio legale Spiess Brunoni Pedrazzini Molino
            Via Pioda 14
            6900 Lugano - Switzerland
            Tel:  + 41 91 911 74 11
            Fax:  + 41 91 923 94 68

      and to:

            Fidinam S.A.
            Via Maggio 1
            CH-6900 Lugano
            Attn:  Fred D. Piet
            Tel:  +41.91-973.1334
            Fax:  +41.91-973.1365

      (c)   IF TO BIOTECHNA U.A.B.:

            Biotechna U.A.B.
            V.Graiciuno 8
            Vilnius, LT-2028 Lithuania
            Attn: Vladas Algirdas Bumelis
            Tel:  +(370 2) 660 200
            Fax:  +(370 2) 660 206

      with copies to:

            McDermott, Will & Emery Law Firm
            LT-2600
            Vilnius, Lithuania
            Attn:  Eugenija Sutkiene
            Tel:  (370 2) 791-000
            Fax:  (370 2) 227 955

      (d)   IF TO GATIO INVESTMENTS B.V.:

            Gatio Investments B.V.
            Strawinskylaan 3105NL-1077ZX Amsterdam
            Attn: Paul van Baarle
            Tel:  +31.10-406.4444
            Fax:  +31.10-406.4555
      with copies to:

            Fidinam S.A.
            Via Maggio 1
            CH-6900 Lugano
            Attn:  Fred D. Piet
            Tel:  +41.91-973.1334
            Fax:  +41.91-973.1365

      (e)   IF TO RAKEPOLL FINANCE N.V.:

            Rakepoll Finance N.V.
            Caracasbaaiweg 201
            Curacao, Netherlands Antilles
            Attn:  Heinrich Kamperveen
            Tel:  +599.9-434.3643

      with copies to:

            Avv. Massimo Pedrazzini / Avv. Davide Mottis
            Studio legale Spiess Brunoni Pedrazzini Molino
            Via Pioda 14
            6900 Lugano - Switzerland
            Tel:  + 41 91 911 74 11
            Fax:  + 41 91 923 94 68

      and to:

            Fidinam S.A.
            Via Maggio 1
            CH-6900 Lugano
            Attn:  Fred D. Piet
            Tel:  +41.91-973.1334
            Fax:  +41.91-973.1365

      11.6 ENGLISH LANGUAGE. All notices or communications to be given or made under this Agreement shall be in the English language, or, if in another language, shall be accompanied by a translation into English certified by a representative of the relevant party giving such notice or making such communication.

      11.7 COOPERATION. All parties agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to expeditiously consummate or implement the transactions contemplated by this Agreement.

      11.8 INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      11.9 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any party, shall be cumulative and not alternative.

      11.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      11.11 SEVERABILITY. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                   ARTICLE 12

                                   DEFINITIONS

      12.1 TERMS DEFINED IN THIS AGREEMENT. The following capitalized terms used herein shall have the meanings ascribed in the indicated sections.

      Acquired Company Securities...........................................2.1
      Agreement.................................................First Paragraph
      Alternative Transaction...............................................5.2
      Biotechna Shares......................................................2.1
      Claim.................................................................8.2
      Closing...............................................................1.2
      Closing Date..........................................................1.2
      Confidential Information.............................................10.1
      Consents..............................................................2.4
      Contract.............................................................2.13
      Disclosing Party.....................................................10.1
      Dispute..............................................................11.4
      Employee Plans.......................................................2.10
      Encumbrance...........................................................1.1
      Environmental Laws or Regulations....................................2.21
      Escrow Agent..........................................................1.4
      Escrow Agreement......................................................1.4
      Escrow Fund...........................................................1.4
      Escrow Period.........................................................8.2

                                     - 44 -

      Escrow Shares.........................................................1.4
      Financial Statements..................................................2.5
      GAAP..................................................................5.9
      Gatio Shares..........................................................1.1
      Governmental Entity...................................................2.4
      Hazardous Material...................................................2.21
      Holders...............................................................6.9
      Indemnified Persons...................................................8.1
      Material Adverse Effect...............................................2.7
      NASDAQ................................................................4.5
      Organizational Documents..............................................2.1
      Permits..............................................................2.11
      Proprietary Rights...................................................2.16
      Purchase Price........................................................1.3
      Purchaser Disclosure Schedule...................................Article 4
      Registration Expenses.................................................6.9
      Registrable Securities................................................6.9
      Registration Statement................................................6.9
      Restricted Securities.................................................3.5
      Securities Act........................................................3.4
      Seller Disclosure Schedule......................................Article 2
      Selling Expenses......................................................6.9
      Settlement Memorandum.................................................8.2
      Shares................................................................3.6
      SICOR.................................................................1.3
      SICOR Common Stock....................................................1.3
      SICOR SEC Documents...................................................4.7
      SICOR Shares..........................................................4.4
      Subsidiaries..........................................................2.1
      Taxes.................................................................2.9
      Transaction...........................................................1.1
      UNCITRAL.............................................................11.4

              [The remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, Purchaser, Seller, Biotechna, Gatio and Rakepoll Finance have caused this Agreement to be executed, all as of the date first above written.

                            SICOR INC.


                            By:
                                ---------------------------------------------

                            Name:
                                  -------------------------------------------

                            Title:
                                   ------------------------------------------



                            BIO-RAKEPOLL N.V.


                            By:
                                ---------------------------------------------

                            Name:
                                  -------------------------------------------

                            Title:
                                   ------------------------------------------



                            Biotechna U.A.B.


                            By:
                                ---------------------------------------------

                            Name:
                                  -------------------------------------------

                            Title:
                                   ------------------------------------------

                            Gatio Investments B.V.


                            By:
                                ---------------------------------------------

                            Name:
                                  -------------------------------------------

                            Title:
                                   ------------------------------------------



                            RAKEPOLL FINANCE N.V.


                            By:
                                ---------------------------------------------

                            Name:
                                  -------------------------------------------

                            Title:
                                   ------------------------------------------